Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account Five of Talcott Resolution Life and Annuity Insurance Company and the
Board of Directors of Talcott Resolution Life and Annuity Insurance Company
Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account Five of Talcott Resolution Life & Annuity Insurance Company (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT Diversified Income Fund (Class IA)
Putnam VT George Putnam Balanced Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Putnam VT Global Asset Allocation Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)
Hartford Healthcare HLS Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)	Putnam VT Income Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
Hartford Small Company HLS Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA) (formerly Putnam VT International Growth Fund (ClassIA))
Hartford Stock HLS Fund (Class IA)	Putnam VT International Value Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
Invesco V.I. American Value Fund (Series I)	Putnam VT Sustainable Leaders Fund (Class IA)
Invesco V.I. Diversified Dividend Fund (Series I)	Putnam VT Research Fund (Class IA)
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Putnam VT Small Cap Value Fund (Class IA)
Invesco V.I. Equity and Income Fund (Series I)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
Invesco V.I. Growth and Income Fund (Series I)	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)
Invesco V.I. High Yield Fund (Series I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)
Putnam VT Mortgage Securities Fund (Class IA)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
Morgan Stanley VIF Growth Portfolio (Class I)

We have also audited the accompanying statements of assets and liabilities of Prudential Government Money Market Portfolio (Class I) and BlackRock S&P 500 Index V.I. Fund (Class I), the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Hartford Global Growth HLS Fund (Class IA), Hartford High Yield HLS Fund (Class IA) and Hartford U.S. Government Securities HLS Fund (Class IA) statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

SA-1

Report of Independent Registered Public Accounting Firm

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Prudential Government Money Market Portfolio (Class I)	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from April 27, 2016 to December 31, 2016
BlackRock S&P 500 Index V.I. Fund (Class I)	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020.	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018
Hartford Global Growth HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019.	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2020
Hartford High Yield HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019.	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2020
Hartford U.S. Government Securities HLS Fund (Class IA)	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019.	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account Five of Talcott Resolution Life & Annuity Insurance Company as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant

SA-2

Report of Independent Registered Public Accounting Firm

estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2021

We have served as the auditor of the Sub-Accounts that comprise Separate Account Five of Talcott Resolution Life & Annuity Insurance Company since 2002.

SA-3

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Assets:
Investments:
Number of shares	5,762,761	74,807	1,362,925	1,188,245	675,830
Cost	$5,762,761	$769,000	$34,498,701	$54,498,260	$10,212,398
Fair Value	$5,762,761	$1,057,027	$43,013,903	$61,610,503	$11,759,450
Due from Sponsor Company	115,957	—	—	—	—
Receivable for fund shares sold	—	—	—	54,553	26

Total assets	5,878,718	1,057,027	43,013,903	61,665,056	11,759,476

Liabilities:
Due to Sponsor Company	—	—	—	54,553	26
Payable for fund shares purchased	115,957	—	—	—	—

Total liabilities	115,957	—	—	54,553	26

Net assets:
For contract liabilities	$5,762,761	$1,057,027	$43,013,903	$61,610,503	$11,759,450

Deferred contracts in the accumulation period:
Units owned by participants #	551,403	30,679	5,490,074	3,194,091	1,960,578
Minimum unit fair value #*	$10.45	$34.45	$7.83	$19.29	$6.00
Maximum unit fair value #*	$10.45	$34.45	$7.83	$19.29	$6.00
Contract liability	$5,762,761	$1,057,027	$43,013,903	$61,610,503	$11,759,450

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (1)	Sub-Account
Assets:
Investments:
Number of shares	1,397,498	—	153,412	—	416,234
Cost	$28,307,301	$—	$3,102,796	$—	$5,791,829
Fair Value	$31,010,478	$—	$3,663,471	$—	$8,149,864
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	31,525	—	—	—	20,817

Total assets	31,042,003	—	3,663,471	—	8,170,681

Liabilities:
Due to Sponsor Company	31,525	—	—	—	20,817
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	31,525	—	—	—	20,817

Net assets:
For contract liabilities	$31,010,478	$—	$3,663,471	$—	$8,149,864

Deferred contracts in the accumulation period:
Units owned by participants #	2,219,082	—	292,313	—	1,454,452
Minimum unit fair value #*	$13.97	$—	$12.53	$—	$5.60
Maximum unit fair value #*	$13.97	$—	$12.53	$—	$5.60
Contract liability	$31,010,478	$—	$3,663,471	$—	$8,149,864

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)
Assets:
Investments:
Number of shares	423,054	353,970	336,143	922,469	572,698
Cost	$12,718,306	$6,565,209	$17,721,224	$10,411,388	$5,773,094
Fair Value	$18,377,476	$9,712,929	$32,108,417	$11,051,181	$5,778,519
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	23,329	—	—

Total assets	18,377,476	9,712,929	32,131,746	11,051,181	5,778,519

Liabilities:
Due to Sponsor Company	—	—	23,329	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	23,329	—	—

Net assets:
For contract liabilities	$18,377,476	$9,712,929	$32,108,417	$11,051,181	$5,778,519

Deferred contracts in the accumulation period:
Units owned by participants #	943,136	794,840	2,859,276	2,506,744	3,145,234
Minimum unit fair value #*	$19.49	$12.22	$11.23	$4.41	$1.84
Maximum unit fair value #*	$19.49	$12.22	$11.23	$4.41	$1.84
Contract liability	$18,377,476	$9,712,929	$32,108,417	$11,051,181	$5,778,519

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	—	10,050	32,108	68,831	4,606
Cost	$—	$162,378	$583,633	$1,221,833	$77,194
Fair Value	$—	$158,790	$825,825	$1,668,463	$82,584
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	—	158,790	825,825	1,668,463	82,584

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$—	$158,790	$825,825	$1,668,463	$82,584

Deferred contracts in the accumulation period:
Units owned by participants #	—	3,220	32,545	18,249	3,711
Minimum unit fair value #*	$—	$49.32	$25.38	$91.43	$22.25
Maximum unit fair value #*	$—	$49.32	$25.38	$91.43	$22.25
Contract liability	$—	$158,790	$825,825	$1,668,463	$82,584

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.
(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	11,885	4,168	47,426	204,092	513,345
Cost	$227,599	$21,922	$493,289	$1,593,201	$11,219,193
Fair Value	$222,479	$21,922	$429,204	$1,161,283	$13,239,176
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	222,479	21,922	429,204	1,161,283	13,239,176

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$222,479	$21,922	$429,204	$1,161,283	$13,239,176

Deferred contracts in the accumulation period:
Units owned by participants #	5,105	1,346	16,952	28,529	275,674
Minimum unit fair value #*	$43.58	$16.28	$25.32	$40.70	$48.02
Maximum unit fair value #*	$43.58	$16.28	$25.32	$40.70	$48.02
Contract liability	$222,479	$21,922	$429,204	$1,161,283	$13,239,176

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	183,035	156,725	30,921	834,255	193,801
Cost	$3,056,093	$2,571,625	$424,697	$6,971,599	$1,767,960
Fair Value	$3,333,075	$3,375,865	$555,654	$12,438,742	$1,220,948
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	3,333,075	3,375,865	555,654	12,438,742	1,220,948

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$3,333,075	$3,375,865	$555,654	$12,438,742	$1,220,948

Deferred contracts in the accumulation period:
Units owned by participants #	50,053	62,774	9,928	459,067	22,358
Minimum unit fair value #*	$66.59	$53.78	$55.97	$27.10	$54.61
Maximum unit fair value #*	$66.59	$53.78	$55.97	$27.10	$54.61
Contract liability	$3,333,075	$3,375,865	$555,654	$12,438,742	$1,220,948

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	165,228	36,928	38,547	31,447	43,021
Cost	$1,977,273	$484,786	$517,122	$365,776	$589,889
Fair Value	$1,916,643	$615,592	$962,509	$325,473	$931,412
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,916,643	615,592	962,509	325,473	931,412

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$1,916,643	$615,592	$962,509	$325,473	$931,412

Deferred contracts in the accumulation period:
Units owned by participants #	42,937	14,828	23,988	9,688	24,129
Minimum unit fair value #*	$44.64	$41.52	$40.12	$33.60	$38.60
Maximum unit fair value #*	$44.64	$41.52	$40.12	$33.60	$38.60
Contract liability	$1,916,643	$615,592	$962,509	$325,473	$931,412

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,629,213	201,885	20,199	50,723	52,746
Cost	$1,629,213	$4,987,448	$363,619	$654,283	$578,868
Fair Value	$1,629,213	$9,240,289	$622,139	$516,865	$618,187
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	68,199	—	—	—	—

Total assets	1,697,412	9,240,289	622,139	516,865	618,187

Liabilities:
Due to Sponsor Company	68,199	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	68,199	—	—	—	—

Net assets:
For contract liabilities	$1,629,213	$9,240,289	$622,139	$516,865	$618,187

Deferred contracts in the accumulation period:
Units owned by participants #	917,634	79,998	10,947	8,031	22,041
Minimum unit fair value #*	$1.78	$115.51	$56.83	$64.36	$28.05
Maximum unit fair value #*	$1.78	$115.51	$56.83	$64.36	$28.05
Contract liability	$1,629,213	$9,240,289	$622,139	$516,865	$618,187

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	Morgan Stanley VIF Growth Portfolio (Class I)	Prudential Government Money Market Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	7,125	2,102	10,955	41,679	21,303
Cost	$52,724	$25,482	$90,035	$1,265,101	$213,027
Fair Value	$55,149	$37,271	$85,011	$2,927,111	$213,027
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	55,149	37,271	85,011	2,927,111	213,027

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$55,149	$37,271	$85,011	$2,927,111	$213,027

Deferred contracts in the accumulation period:
Units owned by participants #	1,297	1,218	5,562	42,949	20,396
Minimum unit fair value #*	$42.51	$30.59	$15.29	$68.15	$10.44
Maximum unit fair value #*	$42.51	$30.59	$15.29	$68.15	$10.44
Contract liability	$55,149	$37,271	$85,011	$2,927,111	$213,027

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2020

BlackRock S&P 500 Index V.I. Fund (Class I)
Sub-Account
Assets:
Investments:
Number of shares	306,743
Cost	$7,140,032
Fair Value	$8,367,943
Due from Sponsor Company	—
Receivable for fund shares sold	—

Total assets	8,367,943

Liabilities:
Due to Sponsor Company	—
Payable for fund shares purchased	—

Total liabilities	—

Net assets:
For contract liabilities	$8,367,943

Deferred contracts in the accumulation period:
Units owned by participants #	571,547
Minimum unit fair value #*	$14.64
Maximum unit fair value #*	$14.64
Contract liability	$8,367,943

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment Income:
Dividends	$14,335	$13,335	$680,136	$515,438	$35,015

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	14,273	1,021,779	(66,267)	49,490
Net realized gain distributions	—	54,291	2,134,238	4,105,323	319,574
Change in unrealized appreciation (depreciation)	—	63,959	618,125	6,520,183	1,179,808

Net gain (loss) on investments	—	132,523	3,774,142	10,559,239	1,548,872

Net increase (decrease) in net assets resulting from operations	$14,335	$145,858	$4,454,278	$11,074,677	$1,583,887

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (1)	Sub-Account

Investment Income:
Dividends	$541,032	$37,902	$15,561	$211,200	$137,070

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(38,635)	(50,300)	55,973	(280,360)	170,809
Net realized gain distributions	1,507,254	2,335,470	560,229	—	—
Change in unrealized appreciation (depreciation)	(256,531)	(1,295,459)	53,291	94,300	1,082,674

Net gain (loss) on investments	1,212,088	989,711	669,493	(186,060)	1,253,483

Net increase (decrease) in net assets resulting from operations	$1,753,120	$1,027,613	$685,054	$25,140	$1,390,553

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)

Investment Income:
Dividends	$7,844	$—	$489,169	$319,942	$101,836

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	492,885	246,753	1,853,534	90,918	8,228
Net realized gain distributions	1,460,192	1,014,379	2,007,487	19,173	—
Change in unrealized appreciation (depreciation)	1,716,619	2,264,844	(925,723)	324,390	(49,235)

Net gain (loss) on investments	3,669,696	3,525,976	2,935,298	434,481	(41,007)

Net increase (decrease) in net assets resulting from operations	$3,677,540	$3,525,976	$3,424,467	$754,423	$60,829

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$64,512	$1,251	$23,546	$20,702	$1,801

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,092	(22,921)	19,587	3,498	(37)
Net realized gain distributions	—	1,333	19,582	22,232	3,318
Change in unrealized appreciation (depreciation)	47,384	1,052	(71,355)	132,967	2,320

Net gain (loss) on investments	52,476	(20,536)	(32,186)	158,697	5,601

Net increase (decrease) in net assets resulting from operations	$116,988	$(19,285)	$(8,640)	$179,399	$7,402

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$4,416	$1,230	$57,677	$93,435	$236,272

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(49,832)	(2,120)	(51,307)	(77,334)	85,949
Net realized gain distributions	3,251	—	—	—	823,029
Change in unrealized appreciation (depreciation)	(962)	(878)	(21,412)	(31,682)	(473,922)

Net gain (loss) on investments	(47,543)	(2,998)	(72,719)	(109,016)	435,056

Net increase (decrease) in net assets resulting from operations	$(43,127)	$(1,768)	$(15,042)	$(15,581)	$671,328

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$64,427	$11,819	$3,432	$25,955	$69,165

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,229)	29,469	2,889	261,691	(85,474)
Net realized gain distributions	58,128	25,076	43,645	573,444	—
Change in unrealized appreciation (depreciation)	251,995	231,366	28,856	2,702,564	78,389

Net gain (loss) on investments	307,894	285,911	75,390	3,537,699	(7,085)

Net increase (decrease) in net assets resulting from operations	$372,321	$297,730	$78,822	$3,563,654	$62,080

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$102,072	$10,476	$2,397	$7,834	$11,375

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(12,044)	10,388	52,696	(9,512)	74,293
Net realized gain distributions	18,064	—	—	4,155	38,725
Change in unrealized appreciation (depreciation)	10,859	49,898	171,282	7,679	36,548

Net gain (loss) on investments	16,879	60,286	223,978	2,322	149,566

Net increase (decrease) in net assets resulting from operations	$118,951	$70,762	$226,375	$10,156	$160,941

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$4,010	$51,442	$5,082	$7,109	$18,243

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	374,804	36,777	(53,492)	16,453
Net realized gain distributions	—	682,918	67,689	—	6,669
Change in unrealized appreciation (depreciation)	—	1,069,454	(137)	62,261	5,887

Net gain (loss) on investments	—	2,127,176	104,329	8,769	29,009

Net increase (decrease) in net assets resulting from operations	$4,010	$2,178,618	$109,411	$15,878	$47,252

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	Morgan Stanley VIF Growth Portfolio (Class I)	Prudential Government Money Market Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$2,329	$423	$1,360	$—	$716

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6)	102	(169)	69,800	—
Net realized gain distributions	—	513	1,253	223,755	—
Change in unrealized appreciation (depreciation)	584	3,628	(3,513)	1,347,485	—

Net gain (loss) on investments	578	4,243	(2,429)	1,641,040	—

Net increase (decrease) in net assets resulting from operations	$2,907	$4,666	$(1,069)	$1,641,040	$716

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Period Ended December 31, 2020

BlackRock S&P 500 Index V.I. Fund (Class I)
Sub-Account

Investment Income:
Dividends	$132,474

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	134,900
Net realized gain distributions	492,308
Change in unrealized appreciation (depreciation)	506,787

Net gain (loss) on investments	1,133,995

Net increase (decrease) in net assets resulting from operations	$1,266,469

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$14,335	$13,335	$680,136	$515,438	$35,015
Net realized gain (loss) on security transactions	—	14,273	1,021,779	(66,267)	49,490
Net realized gain distributions	—	54,291	2,134,238	4,105,323	319,574
Change in unrealized appreciation (depreciation)	—	63,959	618,125	6,520,183	1,179,808

Net increase (decrease) in net assets resulting from operations	14,335	145,858	4,454,278	11,074,677	1,583,887

Unit transactions:
Purchases	—	—	—	3,765	—
Net transfers	2,397,779	3,540	1,046,868	(1,724,962)	6,355,076
Surrenders for benefit payments and fees	(779,880)	—	(1,044,683)	(1,593,937)	(258,529)
Other transactions	(139)	—	242	86	(2)
Death benefits	(907,830)	(51,257)	(5,210,719)	(5,896,002)	(167,553)
Net loan activity	(10,401)	—	(48,718)	(27,689)	(4,062)
Cost of insurance and other fees	(44,395)	(16,830)	(636,149)	(844,487)	(89,005)

Net increase (decrease) in net assets resulting from unit transactions	655,134	(64,547)	(5,893,159)	(10,083,226)	5,835,925

Net increase (decrease) in net assets	669,469	81,311	(1,438,881)	991,451	7,419,812

Net assets:
Beginning of period	5,093,292	975,716	44,452,784	60,619,052	4,339,638
End of period	$5,762,761	$1,057,027	$43,013,903	$61,610,503	$11,759,450

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (1)	Sub-Account
Operations:
Net investment income (loss)	$541,032	$37,902	$15,561	$211,200	$137,070
Net realized gain (loss) on security transactions	(38,635)	(50,300)	55,973	(280,360)	170,809
Net realized gain distributions	1,507,254	2,335,470	560,229	—	—
Change in unrealized appreciation (depreciation)	(256,531)	(1,295,459)	53,291	94,300	1,082,674

Net increase (decrease) in net assets resulting from operations	1,753,120	1,027,613	685,054	25,140	1,390,553

Unit transactions:
Purchases	—	—	—	—	1,000
Net transfers	(1,248,253)	(6,373,114)	228,148	(2,464,269)	(290,363)
Surrenders for benefit payments and fees	(1,170,841)	(83,701)	(18,600)	(57,566)	(248,497)
Other transactions	4	57	26	70	(29)
Death benefits	(2,845,292)	(321,080)	(273,257)	(54,179)	(310,305)
Net loan activity	6,386	36,268	(157)	(5,872)	(13,166)
Cost of insurance and other fees	(462,846)	(61,684)	(47,188)	(28,101)	(111,800)

Net increase (decrease) in net assets resulting from unit transactions	(5,720,842)	(6,803,254)	(111,028)	(2,609,917)	(973,160)

Net increase (decrease) in net assets	(3,967,722)	(5,775,641)	574,026	(2,584,777)	417,393

Net assets:
Beginning of period	34,978,200	5,775,641	3,089,445	2,584,777	7,732,471
End of period	$31,010,478	$—	$3,663,471	$—	$8,149,864

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)
Operations:
Net investment income (loss)	$7,844	$—	$489,169	$319,942	$101,836
Net realized gain (loss) on security transactions	492,885	246,753	1,853,534	90,918	8,228
Net realized gain distributions	1,460,192	1,014,379	2,007,487	19,173	—
Change in unrealized appreciation (depreciation)	1,716,619	2,264,844	(925,723)	324,390	(49,235)

Net increase (decrease) in net assets resulting from operations	3,677,540	3,525,976	3,424,467	754,423	60,829

Unit transactions:
Purchases	583	—	1,165	—	125,017
Net transfers	(324,359)	59,504	(602,987)	3,341,278	1,745,165
Surrenders for benefit payments and fees	(509,344)	(310,580)	(495,105)	(33,496)	(1,860)
Other transactions	27	29	(223)	(61)	155
Death benefits	(853,757)	(321,828)	(2,623,883)	(1,038,847)	(143,058)
Net loan activity	(17,400)	(32,280)	(35,623)	(14,569)	(29,212)
Cost of insurance and other fees	(220,583)	(104,991)	(456,992)	(137,753)	(73,477)

Net increase (decrease) in net assets resulting from unit transactions	(1,924,833)	(710,146)	(4,213,648)	2,116,552	1,622,730

Net increase (decrease) in net assets	1,752,707	2,815,830	(789,181)	2,870,975	1,683,559

Net assets:
Beginning of period	16,624,769	6,897,099	32,897,598	8,180,206	4,094,960
End of period	$18,377,476	$9,712,929	$32,108,417	$11,051,181	$5,778,519

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford U.S. Government Securities HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$64,512	$1,251	$23,546	$20,702	$1,801
Net realized gain (loss) on security transactions	5,092	(22,921)	19,587	3,498	(37)
Net realized gain distributions	—	1,333	19,582	22,232	3,318
Change in unrealized appreciation (depreciation)	47,384	1,052	(71,355)	132,967	2,320

Net increase (decrease) in net assets resulting from operations	116,988	(19,285)	(8,640)	179,399	7,402

Unit transactions:
Purchases	—	146	488	—	—
Net transfers	(1,970,129)	(853)	540	(2,211)	—
Surrenders for benefit payments and fees	(25,357)	—	(27,380)	—	—
Other transactions	(3)	—	—	—	—
Death benefits	(85,981)	(77,255)	(35,043)	(26,445)	—
Net loan activity	534	8	(4)	—	—
Cost of insurance and other fees	(24,577)	(3,268)	(14,205)	(25,271)	(1,261)

Net increase (decrease) in net assets resulting from unit transactions	(2,105,513)	(81,222)	(75,604)	(53,927)	(1,261)

Net increase (decrease) in net assets	(1,988,525)	(100,507)	(84,244)	125,472	6,141

Net assets:
Beginning of period	1,988,525	259,297	910,069	1,542,991	76,443
End of period	$—	$158,790	$825,825	$1,668,463	$82,584

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$4,416	$1,230	$57,677	$93,435	$236,272
Net realized gain (loss) on security transactions	(49,832)	(2,120)	(51,307)	(77,334)	85,949
Net realized gain distributions	3,251	—	—	—	823,029
Change in unrealized appreciation (depreciation)	(962)	(878)	(21,412)	(31,682)	(473,922)

Net increase (decrease) in net assets resulting from operations	(43,127)	(1,768)	(15,042)	(15,581)	671,328

Unit transactions:
Purchases	—	—	—	—	1,390
Net transfers	(1,595)	209	(2,216)	(22,871)	(195,636)
Surrenders for benefit payments and fees	(103,800)	—	(87,327)	(7,579)	(102,656)
Other transactions	—	—	—	—	(25)
Death benefits	(68,222)	(11,886)	(387,805)	(162,836)	(672,386)
Net loan activity	—	—	(73)	(160)	(8,629)
Cost of insurance and other fees	(4,634)	(347)	(9,131)	(20,626)	(220,829)

Net increase (decrease) in net assets resulting from unit transactions	(178,251)	(12,024)	(486,552)	(214,072)	(1,198,771)

Net increase (decrease) in net assets	(221,378)	(13,792)	(501,594)	(229,653)	(527,443)

Net assets:
Beginning of period	443,857	35,714	930,798	1,390,936	13,766,619
End of period	$222,479	$21,922	$429,204	$1,161,283	$13,239,176

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$64,427	$11,819	$3,432	$25,955	$69,165
Net realized gain (loss) on security transactions	(2,229)	29,469	2,889	261,691	(85,474)
Net realized gain distributions	58,128	25,076	43,645	573,444	—
Change in unrealized appreciation (depreciation)	251,995	231,366	28,856	2,702,564	78,389

Net increase (decrease) in net assets resulting from operations	372,321	297,730	78,822	3,563,654	62,080

Unit transactions:
Purchases	56	1,390	—	656	650
Net transfers	63,740	(4,850)	6,744	(53,096)	3,369
Surrenders for benefit payments and fees	(10,323)	(1,289)	—	(48,261)	(11,081)
Other transactions	—	—	—	(52)	—
Death benefits	(196,949)	(196,018)	(6,748)	(491,803)	(126,578)
Net loan activity	(152)	(2,836)	(28)	(1,811)	(278)
Cost of insurance and other fees	(53,994)	(52,648)	(8,565)	(195,725)	(21,726)

Net increase (decrease) in net assets resulting from unit transactions	(197,622)	(256,251)	(8,597)	(790,092)	(155,644)

Net increase (decrease) in net assets	174,699	41,479	70,225	2,773,562	(93,564)

Net assets:
Beginning of period	3,158,376	3,334,386	485,429	9,665,180	1,314,512
End of period	$3,333,075	$3,375,865	$555,654	$12,438,742	$1,220,948

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$102,072	$10,476	$2,397	$7,834	$11,375
Net realized gain (loss) on security transactions	(12,044)	10,388	52,696	(9,512)	74,293
Net realized gain distributions	18,064	—	—	4,155	38,725
Change in unrealized appreciation (depreciation)	10,859	49,898	171,282	7,679	36,548

Net increase (decrease) in net assets resulting from operations	118,951	70,762	226,375	10,156	160,941

Unit transactions:
Purchases	600	—	—	—	—
Net transfers	(359)	(46,517)	(62,989)	(3,014)	(154,255)
Surrenders for benefit payments and fees	(33,555)	—	—	(3,603)	—
Other transactions	—	—	—	—	—
Death benefits	(193,566)	(8,635)	(60,526)	(14,294)	(57,633)
Net loan activity	(226)	(146)	(46)	(30)	(242)
Cost of insurance and other fees	(33,180)	(11,264)	(13,892)	(4,464)	(16,127)

Net increase (decrease) in net assets resulting from unit transactions	(260,286)	(66,562)	(137,453)	(25,405)	(228,257)

Net increase (decrease) in net assets	(141,335)	4,200	88,922	(15,249)	(67,316)

Net assets:
Beginning of period	2,057,978	611,392	873,587	340,722	998,728
End of period	$1,916,643	$615,592	$962,509	$325,473	$931,412

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$4,010	$51,442	$5,082	$7,109	$18,243
Net realized gain (loss) on security transactions	—	374,804	36,777	(53,492)	16,453
Net realized gain distributions	—	682,918	67,689	—	6,669
Change in unrealized appreciation (depreciation)	—	1,069,454	(137)	62,261	5,887

Net increase (decrease) in net assets resulting from operations	4,010	2,178,618	109,411	15,878	47,252

Unit transactions:
Purchases	112	706	—	—	—
Net transfers	665,790	(106,588)	(843)	(128,064)	(403)
Surrenders for benefit payments and fees	—	(331,195)	—	—	(40,649)
Other transactions	(49)	—	—	—	—
Death benefits	(400,069)	(331,858)	(89,726)	(7,776)	(21,456)
Net loan activity	(949)	(3,122)	(2,157)	249	—
Cost of insurance and other fees	(16,852)	(145,830)	(12,047)	(9,175)	(10,861)

Net increase (decrease) in net assets resulting from unit transactions	247,983	(917,887)	(104,773)	(144,766)	(73,369)

Net increase (decrease) in net assets	251,993	1,260,731	4,638	(128,888)	(26,117)

Net assets:
Beginning of period	1,377,220	7,979,558	617,501	645,753	644,304
End of period	$1,629,213	$9,240,289	$622,139	$516,865	$618,187

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	Morgan Stanley VIF Growth Portfolio (Class I)	Prudential Government Money Market Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,329	$423	$1,360	$—	$716
Net realized gain (loss) on security transactions	(6)	102	(169)	69,800	—
Net realized gain distributions	—	513	1,253	223,755	—
Change in unrealized appreciation (depreciation)	584	3,628	(3,513)	1,347,485	—

Net increase (decrease) in net assets resulting from operations	2,907	4,666	(1,069)	1,641,040	716

Unit transactions:
Purchases	341	—	390	1,854	1,658
Net transfers	—	—	(1)	3,205	(12)
Surrenders for benefit payments and fees	—	—	—	(10)	—
Other transactions	—	—	—	26	—
Death benefits	—	—	—	(122,966)	(21,038)
Net loan activity	18	—	22	(1,341)	(308)
Cost of insurance and other fees	(919)	(556)	(1,471)	(37,993)	(4,670)

Net increase (decrease) in net assets resulting from unit transactions	(560)	(556)	(1,060)	(157,225)	(24,370)

Net increase (decrease) in net assets	2,347	4,110	(2,129)	1,483,815	(23,654)

Net assets:
Beginning of period	52,802	33,161	87,140	1,443,296	236,681
End of period	$55,149	$37,271	$85,011	$2,927,111	$213,027

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

BlackRock S&P 500 Index V.I. Fund (Class I)
Sub-Account
Operations:
Net investment income (loss)	$132,474
Net realized gain (loss) on security transactions	134,900
Net realized gain distributions	492,308
Change in unrealized appreciation (depreciation)	506,787

Net increase (decrease) in net assets resulting from operations	1,266,469

Unit transactions:
Purchases	1,000
Net transfers	(28,330)
Surrenders for benefit payments and fees	(68,857)
Other transactions	(26)
Death benefits	(1,507,870)
Net loan activity	(559)
Cost of insurance and other fees	(123,542)

Net increase (decrease) in net assets resulting from unit transactions	(1,728,184)

Net increase (decrease) in net assets	(461,715)

Net assets:
Beginning of period	8,829,658
End of period	$8,367,943

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$67,202	$15,136	$804,068	$683,025	$38,078
Net realized gain (loss) on security transactions	—	23,951	1,226,540	(65,344)	57,972
Net realized gain distributions	—	43,611	3,696,698	6,377,849	473,386
Change in unrealized appreciation (depreciation)	—	119,612	3,222,177	8,512,701	672,112

Net increase (decrease) in net assets resulting from operations	67,202	202,310	8,949,483	15,508,231	1,241,548

Unit transactions:
Purchases	—	—	256	874	—
Net transfers	929,711	(6,198)	(530,919)	(415,201)	(280,449)
Surrenders for benefit payments and fees	(201,612)	(45,549)	(508,383)	(1,062,754)	(38,364)
Other transactions	25	—	177	124	26
Death benefits	(52,990)	(36,794)	(4,372,650)	(4,281,374)	(408,286)
Net loan activity	—	8,850	11,838	(151,279)	(19)
Cost of insurance and other fees	(19,706)	(16,579)	(676,623)	(892,967)	(62,158)

Net increase (decrease) in net assets resulting from unit transactions	655,428	(96,270)	(6,076,304)	(6,802,577)	(789,250)

Net increase (decrease) in net assets	722,630	106,040	2,873,179	8,705,654	452,298

Net assets:
Beginning of period	4,370,662	869,676	41,579,605	51,913,398	3,887,340
End of period	$5,093,292	$975,716	$44,452,784	$60,619,052	$4,339,638

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford Global Growth HLS Fund (Class IA)	Hartford Healthcare HLS Fund (Class IA)	Hartford High Yield HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$632,380	$21,781	$—	$159,622	$139,637
Net realized gain (loss) on security transactions	312,120	156,206	39,206	(12,201)	118,671
Net realized gain distributions	3,922,957	767,955	383,426	—	285,441
Change in unrealized appreciation (depreciation)	3,456,772	570,950	407,864	211,392	1,196,767

Net increase (decrease) in net assets resulting from operations	8,324,229	1,516,892	830,496	358,813	1,740,516

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(316,241)	(73,719)	(139,163)	(845)	(84,972)
Surrenders for benefit payments and fees	(793,556)	(38,145)	(46,402)	(15,135)	(164,389)
Other transactions	215	25	—	25	8
Death benefits	(2,298,921)	(366,803)	(151,212)	(159,654)	(506,877)
Net loan activity	(73,901)	(57,671)	(299)	(22,311)	(55,367)
Cost of insurance and other fees	(526,107)	(81,915)	(42,816)	(40,712)	(118,895)

Net increase (decrease) in net assets resulting from unit transactions	(4,008,511)	(618,228)	(379,892)	(238,632)	(930,492)

Net increase (decrease) in net assets	4,315,718	898,664	450,604	120,181	810,024

Net assets:
Beginning of period	30,662,482	4,876,977	2,638,841	2,464,596	6,922,447
End of period	$34,978,200	$5,775,641	$3,089,445	$2,584,777	$7,732,471

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$28,630	$—	$513,774	$304,707	$80,829
Net realized gain (loss) on security transactions	702,205	226,527	2,201,795	21,245	15,355
Net realized gain distributions	2,492,760	1,401,875	2,681,607	—	—
Change in unrealized appreciation (depreciation)	1,401,504	636,994	3,181,198	469,737	20,883

Net increase (decrease) in net assets resulting from operations	4,625,099	2,265,396	8,578,374	795,689	117,067

Unit transactions:
Purchases	437	—	1,066	—	—
Net transfers	(127,629)	(61,958)	(549,908)	536,861	871,191
Surrenders for benefit payments and fees	(393,487)	(111,128)	(543,008)	(103,612)	(106,922)
Other transactions	23	55	375	117	(173)
Death benefits	(1,941,992)	(1,488,400)	(2,853,049)	(570,644)	(438,556)
Net loan activity	(107,670)	(11,039)	(93,826)	(25,027)	1,093
Cost of insurance and other fees	(236,938)	(112,438)	(488,909)	(123,431)	(65,302)

Net increase (decrease) in net assets resulting from unit transactions	(2,807,256)	(1,784,908)	(4,527,259)	(285,736)	261,331

Net increase (decrease) in net assets	1,817,843	480,488	4,051,115	509,953	378,398

Net assets:
Beginning of period	14,806,926	6,416,611	28,846,483	7,670,253	3,716,562
End of period	$16,624,769	$6,897,099	$32,897,598	$8,180,206	$4,094,960

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Hartford U.S. Government Securities HLS Fund (Class IA)	Invesco V.I. American Value Fund (Series I)	Invesco V.I. Diversified Dividend Fund (Series I)	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$50,334	$1,707	$24,753	$23,344	$1,860
Net realized gain (loss) on security transactions	(2,338)	(207)	61,921	8,079	56
Net realized gain distributions	—	17,907	45,937	25,974	5,194
Change in unrealized appreciation (depreciation)	50,343	33,069	68,479	294,984	5,965

Net increase (decrease) in net assets resulting from operations	98,339	52,476	201,090	352,381	13,075

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	85,577	—	(1,880)	(4,054)	—
Surrenders for benefit payments and fees	(19,378)	—	(31,629)	—	—
Other transactions	—	—	—	—	—
Death benefits	(34,243)	—	(126,591)	(36,805)	—
Net loan activity	(4,036)	(38)	(158)	—	—
Cost of insurance and other fees	(31,840)	(4,357)	(16,273)	(25,083)	(1,284)

Net increase (decrease) in net assets resulting from unit transactions	(3,920)	(4,395)	(176,531)	(65,942)	(1,284)

Net increase (decrease) in net assets	94,419	48,081	24,559	286,439	11,791

Net assets:
Beginning of period	1,894,106	211,216	885,510	1,256,552	64,652
End of period	$1,988,525	$259,297	$910,069	$1,542,991	$76,443

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. High Yield Fund (Series I)	Putnam VT Mortgage Securities Fund (Class IA)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Equity Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$7,686	$2,032	$22,451	$53,756	$296,179
Net realized gain (loss) on security transactions	(601)	13	(9,255)	(90,768)	196,627
Net realized gain distributions	45,757	—	—	—	1,121,813
Change in unrealized appreciation (depreciation)	40,146	2,246	101,158	197,606	1,846,190

Net increase (decrease) in net assets resulting from operations	92,988	4,291	114,354	160,594	3,460,809

Unit transactions:
Purchases	—	—	—	—	43
Net transfers	(3,022)	—	35,070	(116,665)	(75,497)
Surrenders for benefit payments and fees	—	—	(20,320)	(13,903)	(314,197)
Other transactions	—	—	—	—	—
Death benefits	(29,374)	—	(83,562)	(103,604)	(970,678)
Net loan activity	—	—	(71)	(206)	(30,278)
Cost of insurance and other fees	(6,862)	(513)	(15,261)	(25,319)	(241,300)

Net increase (decrease) in net assets resulting from unit transactions	(39,258)	(513)	(84,144)	(259,697)	(1,631,907)

Net increase (decrease) in net assets	53,730	3,778	30,210	(99,103)	1,828,902

Net assets:
Beginning of period	390,127	31,936	900,588	1,490,039	11,937,717
End of period	$443,857	$35,714	$930,798	$1,390,936	$13,766,619

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Global Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT Growth Opportunities Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$57,199	$129	$1,058	$32,260	$81,653
Net realized gain (loss) on security transactions	(20,944)	39,475	3,199	188,463	(71,754)
Net realized gain distributions	101,842	206,826	19,474	1,166,722	—
Change in unrealized appreciation (depreciation)	379,630	412,293	93,940	1,357,824	169,291

Net increase (decrease) in net assets resulting from operations	517,727	658,723	117,671	2,745,269	179,190

Unit transactions:
Purchases	—	—	—	51	34
Net transfers	(38,884)	737,523	(24,434)	(38,328)	(18,885)
Surrenders for benefit payments and fees	(3,065)	(10,757)	—	(147,677)	(2,950)
Other transactions	—	—	—	26	—
Death benefits	(412,531)	(253,244)	—	(402,156)	(88,501)
Net loan activity	(162)	15,200	(22)	(39,603)	4,083
Cost of insurance and other fees	(56,463)	(50,632)	(7,581)	(164,728)	(24,413)

Net increase (decrease) in net assets resulting from unit transactions	(511,105)	438,090	(32,037)	(792,415)	(130,632)

Net increase (decrease) in net assets	6,622	1,096,813	85,634	1,952,854	48,558

Net assets:
Beginning of period	3,151,754	2,237,573	399,795	7,712,326	1,265,954
End of period	$3,158,376	$3,334,386	$485,429	$9,665,180	$1,314,512

The accompanying notes are an integral part of these financial statements.
SA-39

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT Income Fund (Class IA)	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$68,331	$9,338	$—	$9,577	$12,314
Net realized gain (loss) on security transactions	(9,174)	2,330	4,485	(6,683)	11,684
Net realized gain distributions	13,949	996	90,217	18,190	93,129
Change in unrealized appreciation (depreciation)	157,806	116,616	81,629	40,145	132,948

Net increase (decrease) in net assets resulting from operations	230,912	129,280	176,331	61,229	250,075

Unit transactions:
Purchases	—	43	—	—	—
Net transfers	46,441	(13,887)	6,816	(10,737)	(190)
Surrenders for benefit payments and fees	(1,683)	(3,753)	(1,633)	(11,459)	(18,558)
Other transactions	—	—	—	—	—
Death benefits	(81,899)	(5,499)	(6,816)	(6,595)	(12,859)
Net loan activity	3,928	(428)	7,995	8,010	(238)
Cost of insurance and other fees	(34,926)	(11,439)	(13,131)	(5,360)	(15,646)

Net increase (decrease) in net assets resulting from unit transactions	(68,139)	(34,963)	(6,769)	(26,141)	(47,491)

Net increase (decrease) in net assets	162,773	94,317	169,562	35,088	202,584

Net assets:
Beginning of period	1,895,205	517,075	704,025	305,634	796,144
End of period	$2,057,978	$611,392	$873,587	$340,722	$998,728

The accompanying notes are an integral part of these financial statements.
SA-40

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Putnam VT Government Money Market Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Research Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IA)	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$25,900	$50,644	$7,628	$5,843	$23,996
Net realized gain (loss) on security transactions	—	237,835	48,366	(18,717)	11,774
Net realized gain distributions	—	1,030,723	59,031	65,445	—
Change in unrealized appreciation (depreciation)	—	935,914	40,929	80,235	29,025

Net increase (decrease) in net assets resulting from operations	25,900	2,255,116	155,954	132,806	64,795

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	50,291	968	107,416	14,641	34,120
Surrenders for benefit payments and fees	(101,114)	(82,492)	(34,637)	—	—
Other transactions	101	—	—	—	—
Death benefits	(246,861)	(428,595)	(76,910)	(48,200)	—
Net loan activity	(21,545)	(2,923)	(2,053)	146	—
Cost of insurance and other fees	(22,227)	(133,896)	(11,529)	(10,990)	(10,384)

Net increase (decrease) in net assets resulting from unit transactions	(341,355)	(646,938)	(17,713)	(44,403)	23,736

Net increase (decrease) in net assets	(315,455)	1,608,178	138,241	88,403	88,531

Net assets:
Beginning of period	1,692,675	6,371,380	479,260	557,350	555,773
End of period	$1,377,220	$7,979,558	$617,501	$645,753	$644,304

The accompanying notes are an integral part of these financial statements.
SA-41

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

	Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	Morgan Stanley VIF Growth Portfolio (Class I)	Prudential Government Money Market Portfolio (Class I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,720	$324	$2,200	$—	$4,674
Net realized gain (loss) on security transactions	20	115	(121)	21,531	—
Net realized gain distributions	—	2,088	3,575	79,304	—
Change in unrealized appreciation (depreciation)	3,933	2,947	13,801	271,346	—

Net increase (decrease) in net assets resulting from operations	6,673	5,474	19,455	372,181	4,674

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	—	—	—	(38,366)	(30)
Surrenders for benefit payments and fees	—	—	—	(60,519)	(10,161)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	(10,367)
Net loan activity	(84)	—	(101)	(1,962)	(921)
Cost of insurance and other fees	(914)	(546)	(1,477)	(26,122)	(5,117)

Net increase (decrease) in net assets resulting from unit transactions	(998)	(546)	(1,578)	(126,969)	(26,596)

Net increase (decrease) in net assets	5,675	4,928	17,877	245,212	(21,922)

Net assets:
Beginning of period	47,127	28,233	69,263	1,198,084	258,603
End of period	$52,802	$33,161	$87,140	$1,443,296	$236,681

The accompanying notes are an integral part of these financial statements.
SA-42

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2019

BlackRock S&P 500 Index V.I. Fund (Class I)
Sub-Account
Operations:
Net investment income (loss)	$176,616
Net realized gain (loss) on security transactions	127,383
Net realized gain distributions	469,730
Change in unrealized appreciation (depreciation)	1,603,357

Net increase (decrease) in net assets resulting from operations	2,377,086

Unit transactions:
Purchases	—
Net transfers	(236,755)
Surrenders for benefit payments and fees	(297,882)
Other transactions	31
Death benefits	(973,603)
Net loan activity	33,174
Cost of insurance and other fees	(139,098)

Net increase (decrease) in net assets resulting from unit transactions	(1,614,133)

Net increase (decrease) in net assets	762,953

Net assets:
Beginning of period	8,066,705
End of period	$8,829,658

The accompanying notes are an integral part of these financial statements.
SA-43

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
1. Organization:

Separate Account Five (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Sponsor Company is owned by Talcott Resolution Life, Inc., wholly owned by Hopmeadow Acquisition, Inc., owned by Hopmeadow Holdings, LP, ultimately owned by Hopmeadow Holdings GP LLC. Hopmeadow Holdings GP LLC is funded by a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook, J. Safra Group and Hartford Holdings, Inc.

In 2020, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio	Putnam VT Global Asset Allocation Fund
(Service Class)	(Class IA)
Putnam VT George Putnam Balanced Fund	Putnam VT Global Equity Fund (Class IA)
(Class IA)	Putnam VT Global Health Care Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Putnam VT Growth Opportunities Fund
Hartford Capital Appreciation HLS Fund (Class IA)	(Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	Putnam VT High Yield Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)	Putnam VT Income Fund (Class IA)
Hartford Global Growth HLS Fund (Class IA)	Putnam VT International Equity Fund (Class IA)
(merged September 18, 2020)	Putnam VT Emerging Markets Equity Fund
Hartford Healthcare HLS Fund (Class IA)	(Class IA)
Hartford High Yield HLS Fund (Class IA)	(formerly Putnam VT International Growth Fund
(merged September 25, 2020)	(ClassIA))
Hartford International Opportunities HLS Fund	Putnam VT International Value Fund (Class IA)
(Class IA)	Putnam VT Multi-Cap Core Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)	Putnam VT Government Money Market Fund
Hartford Small Company HLS Fund (Class IA)	(Class IA)
Hartford Stock HLS Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)	Putnam VT Research Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IA)
Hartford U.S. Government Securities HLS Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
(Class IA) (merged September 25, 2020)	(Class I)
Invesco V.I. American Value Fund (Series I)	Morgan Stanley VIF Emerging Markets Debt Portfolio
Invesco V.I. Diversified Dividend Fund (Series I)	(Class I)
Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Emerging Markets Equity
(Series I)	Portfolio (Class I)
Invesco V.I. Equity and Income Fund (Series I)	Morgan Stanley VIF Global Infrastructure Portfolio
Invesco V.I. Growth and Income Fund (Series I)	(Class I)
Invesco V.I. High Yield Fund (Series I)	Morgan Stanley VIF Growth Portfolio (Class I)
Putnam VT Mortgage Securities Fund (Class IA)	Prudential Government Money Market Portfolio
Putnam VT Diversified Income Fund (Class IA)	(Class I)
Putnam VT Equity Income Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)

SA-44

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
1. Organization (continued):

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. For the period ended December 31, 2020, the following transfers due to fund mergers were as follows:

Merger Date	Merged Sub-Account	Surviving Sub-Account	Assets Received
September 18, 2020	Hartford Global Growth HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	$6,370,954
September 25, 2020	Hartford High Yield HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	$2,380,300
September 25, 2020	Hartford U.S. Government Securities HLS Fund	Hartford Ultrashort Bond HLS Fund (Class IA)	$1,934,143
	(Class IA)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The

SA-45

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

transfer of the existing contract owner account value is included in Death Benefits on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.

h)    Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets. At this time, the Sponsor Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Sponsor Company and its operations in future periods.
3.    Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

SA-46

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 0.90% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance and other fees on the accompanying Statements of Changes in Net Assets.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 4.00% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Accounts’ average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’
accounts and are reflected in surrenders for benefit payments and fees on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee rate of 0.40% of the Sub-Account’s average daily net assets. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance and other fees on the accompanying Statements of Changes in Net Assets.

e)    Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These fees are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in cost of insurance and other fees on the accompanying Statements of Changes in Net Assets.

f)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2020.

4.    Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$22,661,097	$22,005,963
Putnam VT George Putnam Balanced Fund (Class IA)	4,193	68,739
Hartford Balanced HLS Fund (Class IA)	519,604	6,412,763
Hartford Capital Appreciation HLS Fund (Class IA)	1,422,751	11,505,978
Hartford Disciplined Equity HLS Fund (Class IA)	6,615,413	779,489
Hartford Dividend and Growth HLS Fund (Class IA)	553,186	6,274,027
Hartford Global Growth HLS Fund (Class IA)	107,653	6,910,907
Hartford Healthcare HLS Fund (Class IA)	255,750	366,779
Hartford High Yield HLS Fund (Class IA)	65,475	2,675,392
Hartford International Opportunities HLS Fund (Class IA)	78,766	1,051,925
Hartford MidCap HLS Fund (Class IA)	373,887	2,298,720
Hartford Small Company HLS Fund (Class IA)	546,289	1,256,435
Hartford Stock HLS Fund (Class IA)	25,180	4,238,828
Hartford Total Return Bond HLS Fund (Class IA)	3,554,636	1,438,083
Hartford Ultrashort Bond HLS Fund (Class IA)	2,825,401	1,202,671
Hartford U.S. Government Securities HLS Fund (Class IA)	548,944	2,654,457
Invesco V.I. American Value Fund (Series I)	185	81,407
Invesco V.I. Diversified Dividend Fund (Series I)	617	76,222
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	—	53,927

SA-47

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco V.I. Equity and Income Fund (Series I)	$—	$1,261
Invesco V.I. Growth and Income Fund (Series I)	—	178,252
Invesco V.I. High Yield Fund (Series I)	—	12,025
Putnam VT Mortgage Securities Fund (Class IA)	3,419	489,972
Putnam VT Diversified Income Fund (Class IA)	—	214,071
Putnam VT Equity Income Fund (Class IA)	46,673	1,245,442
Putnam VT Global Asset Allocation Fund (Class IA)	—	197,623
Putnam VT Global Equity Fund (Class IA)	9,743	265,995
Putnam VT Global Health Care Fund (Class IA)	7,027	15,625
Putnam VT Growth Opportunities Fund (Class IA)	40,167	830,260
Putnam VT High Yield Fund (Class IA)	10,160	165,803
Putnam VT Income Fund (Class IA)	—	260,286
Putnam VT International Equity Fund (Class IA)	1,182	67,745
Putnam VT Emerging Markets Equity Fund (Class IA)	—	137,452
Putnam VT International Value Fund (Class IA)	8,357	33,763
Putnam VT Multi-Cap Core Fund (Class IA)	—	228,258
Putnam VT Government Money Market Fund (Class IA)	3,458,004	3,210,021
Putnam VT Sustainable Leaders Fund (Class IA)	14,842	932,729
Putnam VT Research Fund (Class IA)	5,356	110,129
Putnam VT Small Cap Value Fund (Class IA)	605	145,373
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	270,111	343,479
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	432	991
Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	—	556
Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	494	1,553
Morgan Stanley VIF Growth Portfolio (Class I)	2,345	159,570
Prudential Government Money Market Portfolio (Class I)	107,425	131,794
BlackRock S&P 500 Index V.I. Fund (Class I)	250,631	1,978,814

SA-48

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	2,168,882	2,106,179	62,703
Putnam VT George Putnam Balanced Fund (Class IA)	135	2,196	(2,061)
Hartford Balanced HLS Fund (Class IA)	73,454	916,200	(842,746)
Hartford Capital Appreciation HLS Fund (Class IA)	90,687	728,007	(637,320)
Hartford Disciplined Equity HLS Fund (Class IA)	1,255,638	149,111	1,106,527
Hartford Dividend and Growth HLS Fund (Class IA)	44,022	522,408	(478,386)
Hartford Global Growth HLS Fund (Class IA)	16,039	944,178	(928,139)
Hartford Healthcare HLS Fund (Class IA)	22,440	33,581	(11,141)
Hartford High Yield HLS Fund (Class IA)	17,959	732,554	(714,595)
Hartford International Opportunities HLS Fund (Class IA)	16,759	224,446	(207,687)
Hartford MidCap HLS Fund (Class IA)	22,805	147,048	(124,243)
Hartford Small Company HLS Fund (Class IA)	56,567	139,478	(82,911)
Hartford Stock HLS Fund (Class IA)	3,116	427,178	(424,062)
Hartford Total Return Bond HLS Fund (Class IA)	822,425	338,682	483,743
Hartford Ultrashort Bond HLS Fund (Class IA)	1,539,324	655,112	884,212
Hartford U.S. Government Securities HLS Fund (Class IA)	40,251	192,956	(152,705)
Invesco V.I. American Value Fund (Series I)	5	2,102	(2,097)
Invesco V.I. Diversified Dividend Fund (Series I)	29	3,399	(3,370)
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	—	779	(779)
Invesco V.I. Equity and Income Fund (Series I)	—	66	(66)
Invesco V.I. Growth and Income Fund (Series I)	—	5,294	(5,294)
Invesco V.I. High Yield Fund (Series I)	—	920	(920)
Putnam VT Mortgage Securities Fund (Class IA)	142	19,483	(19,341)
Putnam VT Diversified Income Fund (Class IA)	—	5,384	(5,384)
Putnam VT Equity Income Fund (Class IA)	1,076	29,421	(28,345)
Putnam VT Global Asset Allocation Fund (Class IA)	—	3,345	(3,345)
Putnam VT Global Equity Fund (Class IA)	200	5,825	(5,625)
Putnam VT Global Health Care Fund (Class IA)	144	318	(174)
Putnam VT Growth Opportunities Fund (Class IA)	1,780	38,842	(37,062)
Putnam VT High Yield Fund (Class IA)	196	3,234	(3,038)
Putnam VT Income Fund (Class IA)	—	5,938	(5,938)
Putnam VT International Equity Fund (Class IA)	41	1,759	(1,718)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	3,935	(3,935)
Putnam VT International Value Fund (Class IA)	274	1,157	(883)
Putnam VT Multi-Cap Core Fund (Class IA)	—	6,307	(6,307)
Putnam VT Government Money Market Fund (Class IA)	1,948,424	1,808,322	140,102
Putnam VT Sustainable Leaders Fund (Class IA)	147	9,311	(9,164)
Putnam VT Research Fund (Class IA)	108	2,224	(2,116)
Putnam VT Small Cap Value Fund (Class IA)	15	2,442	(2,427)

SA-49

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	9,915	12,638	(2,723)
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	11	25	(14)
Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	—	23	(23)
Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	35	108	(73)
Morgan Stanley VIF Growth Portfolio (Class I)	53	3,124	(3,071)
Prudential Government Money Market Portfolio (Class I)	10,286	12,619	(2,333)
BlackRock S&P 500 Index V.I. Fund (Class I)	19,254	160,792	(141,538)

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	1,656,759	1,595,460	61,299
Putnam VT George Putnam Balanced Fund (Class IA)	1,334	4,881	(3,547)
Hartford Balanced HLS Fund (Class IA)	112,276	1,053,361	(941,085)
Hartford Capital Appreciation HLS Fund (Class IA)	22,787	498,927	(476,140)
Hartford Disciplined Equity HLS Fund (Class IA)	5,517	177,553	(172,036)
Hartford Dividend and Growth HLS Fund (Class IA)	10,758	354,337	(343,579)
Hartford Global Growth HLS Fund (Class IA)	12,477	123,673	(111,196)
Hartford Healthcare HLS Fund (Class IA)	743	44,481	(43,738)
Hartford High Yield HLS Fund (Class IA)	5,381	74,780	(69,399)
Hartford International Opportunities HLS Fund (Class IA)	6,997	226,111	(219,114)
Hartford MidCap HLS Fund (Class IA)	3,969	199,694	(195,725)
Hartford Small Company HLS Fund (Class IA)	8,474	249,453	(240,979)
Hartford Stock HLS Fund (Class IA)	2,244	496,809	(494,565)
Hartford Total Return Bond HLS Fund (Class IA)	154,709	230,657	(75,948)
Hartford Ultrashort Bond HLS Fund (Class IA)	757,106	605,813	151,293
Hartford U.S. Government Securities HLS Fund (Class IA)	6,651	6,988	(337)
Invesco V.I. American Value Fund (Series I)	—	98	(98)
Invesco V.I. Diversified Dividend Fund (Series I)	—	7,799	(7,799)
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	—	929	(929)
Invesco V.I. Equity and Income Fund (Series I)	—	68	(68)
Invesco V.I. Growth and Income Fund (Series I)	—	1,044	(1,044)
Invesco V.I. High Yield Fund (Series I)	—	34	(34)
Putnam VT Mortgage Securities Fund (Class IA)	2	3,514	(3,512)
Putnam VT Diversified Income Fund (Class IA)	194	6,808	(6,614)
Putnam VT Equity Income Fund (Class IA)	5,012	45,640	(40,628)
Putnam VT Global Asset Allocation Fund (Class IA)	303	9,471	(9,168)
Putnam VT Global Equity Fund (Class IA)	17,402	7,260	10,142
Putnam VT Global Health Care Fund (Class IA)	—	762	(762)
Putnam VT Growth Opportunities Fund (Class IA)	2,572	49,243	(46,671)

SA-50

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT High Yield Fund (Class IA)	111	2,732	(2,621)
Putnam VT Income Fund (Class IA)	1,972	3,617	(1,645)
Putnam VT International Equity Fund (Class IA)	29	1,052	(1,023)
Putnam VT Emerging Markets Equity Fund (Class IA)	301	554	(253)
Putnam VT International Value Fund (Class IA)	290	1,139	(849)
Putnam VT Multi-Cap Core Fund (Class IA)	—	1,591	(1,591)
Putnam VT Government Money Market Fund (Class IA)	1,790,141	1,985,573	(195,432)
Putnam VT Sustainable Leaders Fund (Class IA)	321	8,494	(8,173)
Putnam VT Research Fund (Class IA)	2,424	2,906	(482)
Putnam VT Small Cap Value Fund (Class IA)	8	791	(783)
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)	9,958	8,879	1,079
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)	—	26	(26)
Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)	—	22	(22)
Morgan Stanley VIF Global Infrastructure Portfolio (Class I)	—	112	(112)
Morgan Stanley VIF Growth Portfolio (Class I)	—	4,332	(4,332)
Prudential Government Money Market Portfolio (Class I)	—	2,582	(2,582)
BlackRock S&P 500 Index V.I. Fund (Class I)	9,721	152,295	(142,574)

6.    Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

SA-51

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2020	551,403	$10.45	to	$10.45	$5,762,761	—%	to	—%	0.25%	to	0.25%	0.28%	to	0.28%
2019	488,700	10.42	to	10.42	5,093,292	—	to	—	1.83	to	1.83	1.92	to	1.92
2018	427,401	10.23	to	10.23	4,370,662	—	to	—	1.57	to	1.57	1.55	to	1.55
2017	281,741	10.07	to	10.07	2,837,157	—	to	—	0.55	to	0.55	0.57	to	0.57
2016	349,631	10.01	to	10.01	3,500,699	—	to	—	0.11	to	0.11	0.10	to	0.10

Putnam VT George Putnam Balanced Fund (Class IA)
2020	30,679	34.45	to	34.45	1,057,027	—	to	—	1.37	to	1.37	15.61	to	15.61
2019	32,740	29.80	to	29.80	975,716	—	to	—	1.61	to	1.61	24.35	to	24.35
2018	36,287	23.97	to	23.97	869,676	—	to	—	0.93	to	0.93	(2.82)	to	(2.82)
2017	46,075	24.66	to	24.66	1,136,308	—	to	—	1.79	to	1.79	15.29	to	15.29
2016	52,510	21.39	to	21.39	1,123,219	—	to	—	2.12	to	2.12	8.40	to	8.40

Hartford Balanced HLS Fund (Class IA)
2020	5,490,074	7.83	to	7.83	43,013,903	—	to	—	1.66	to	1.66	11.62	to	11.62
2019	6,332,820	7.02	to	7.02	44,452,784	—	to	—	1.84	to	1.84	22.80	to	22.80
2018	7,273,905	5.72	to	5.72	41,579,605	—	to	—	1.90	to	1.90	(5.24)	to	(5.24)
2017	8,260,106	6.03	to	6.03	49,828,591	—	to	—	2.31	to	2.31	15.59	to	15.59
2016	9,212,270	5.22	to	5.22	48,076,628	—	to	—	2.74	to	2.74	6.04	to	6.04

Hartford Capital Appreciation HLS Fund (Class IA)
2020	3,194,091	19.29	to	19.29	61,610,503	—	to	—	0.93	to	0.93	21.91	to	21.91
2019	3,831,411	15.82	to	15.82	60,619,052	—	to	—	1.18	to	1.18	31.28	to	31.28
2018	4,307,551	12.05	to	12.05	51,913,398	—	to	—	0.88	to	0.88	(6.96)	to	(6.96)
2017	5,000,332	12.95	to	12.95	64,767,903	—	to	—	1.09	to	1.09	22.14	to	22.14
2016	5,694,493	10.60	to	10.60	60,389,814	—	to	—	1.08	to	1.08	5.52	to	5.52

Hartford Disciplined Equity HLS Fund (Class IA)
2020	1,960,578	6.00	to	6.00	11,759,450	—	to	—	0.57	to	0.57	18.04	to	18.04
2019	854,051	5.08	to	5.08	4,339,638	—	to	—	0.90	to	0.90	34.12	to	34.12
2018	1,026,087	3.79	to	3.79	3,887,340	—	to	—	0.72	to	0.72	(1.99)	to	(1.99)
2017	1,204,016	3.87	to	3.87	4,654,185	—	to	—	0.91	to	0.91	21.92	to	21.92
2016	1,405,911	3.17	to	3.17	4,457,569	—	to	—	0.90	to	0.90	5.76	to	5.76

Hartford Dividend and Growth HLS Fund (Class IA)
2020	2,219,082	13.97	to	13.97	31,010,478	—	to	—	1.83	to	1.83	7.77	to	7.77
2019	2,697,468	12.97	to	12.97	34,978,200	—	to	—	1.90	to	1.90	28.60	to	28.60
2018	3,041,047	10.08	to	10.08	30,662,482	—	to	—	1.85	to	1.85	(5.32)	to	(5.32)
2017	3,575,001	10.65	to	10.65	38,071,469	—	to	—	1.64	to	1.64	18.36	to	18.36
2016	3,973,849	9.00	to	9.00	35,755,338	—	to	—	2.03	to	2.03	14.88	to	14.88

Hartford Global Growth HLS Fund (Class IA) (merged September 18, 2020)
2020	—	7.39	to	7.39	—	—	to	—	0.66	to	0.66	18.71	to	18.71
2019	928,139	6.22	to	6.22	5,775,641	—	to	—	0.39	to	0.39	32.61	to	32.61
2018	1,039,335	4.69	to	4.69	4,876,977	—	to	—	0.50	to	0.50	(3.80)	to	(3.80)
2017	1,123,533	4.88	to	4.88	5,480,561	—	to	—	0.51	to	0.51	32.72	to	32.72
2016	1,212,006	3.68	to	3.68	4,454,449	—	to	—	0.68	to	0.68	1.95	to	1.95

Hartford Healthcare HLS Fund (Class IA)
2020	292,313	12.53	to	12.53	3,663,471	—	to	—	0.49	to	0.49	23.10	to	23.10
2019	303,454	10.18	to	10.18	3,089,445	—	to	—	—	to	—	33.95	to	33.95
2018	347,192	7.60	to	7.60	2,638,841	—	to	—	0.10	to	0.10	(2.67)	to	(2.67)
2017	383,063	7.81	to	7.81	2,991,288	—	to	—	—	to	—	22.26	to	22.26
2016	442,558	6.39	to	6.39	2,826,629	—	to	—	3.56	to	3.56	(8.39)	to	(8.39)

SA-52

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford High Yield HLS Fund (Class IA) (merged September 25, 2020)
2020	—	$3.66	to	$3.66	$—	—%	to	—%	8.78%	to	8.78%	1.22%	to	1.22%
2019	714,595	3.62	to	3.62	2,584,777	—	to	—	6.21	to	6.21	15.06	to	15.06
2018	783,994	3.14	to	3.14	2,464,596	—	to	—	5.73	to	5.73	(3.45)	to	(3.45)
2017	987,940	3.26	to	3.26	3,216,544	—	to	—	5.94	to	5.94	7.60	to	7.60
2016	1,046,936	3.03	to	3.03	3,167,778	—	to	—	6.16	to	6.16	14.25	to	14.25

Hartford International Opportunities HLS Fund (Class IA)
2020	1,454,452	5.60	to	5.60	8,149,864	—	to	—	1.92	to	1.92	20.45	to	20.45
2019	1,662,139	4.65	to	4.65	7,732,471	—	to	—	1.85	to	1.85	26.43	to	26.43
2018	1,881,253	3.68	to	3.68	6,922,447	—	to	—	1.89	to	1.89	(18.75)	to	(18.75)
2017	2,135,313	4.53	to	4.53	9,670,041	—	to	—	1.43	to	1.43	25.25	to	25.25
2016	2,371,748	3.62	to	3.62	8,575,293	—	to	—	1.62	to	1.62	1.26	to	1.26

Hartford MidCap HLS Fund (Class IA)
2020	943,136	19.49	to	19.49	18,377,476	—	to	—	0.05	to	0.05	25.10	to	25.10
2019	1,067,379	15.58	to	15.58	16,624,769	—	to	—	0.17	to	0.17	32.87	to	32.87
2018	1,263,104	11.72	to	11.72	14,806,926	—	to	—	0.03	to	0.03	(7.44)	to	(7.44)
2017	1,353,872	12.67	to	12.67	17,147,521	—	to	—	—	to	—	24.47	to	24.47
2016	1,484,677	10.18	to	10.18	15,107,757	—	to	—	0.18	to	0.18	11.98	to	11.98

Hartford Small Company HLS Fund (Class IA)
2020	794,840	12.22	to	12.22	9,712,929	—	to	—	—	to	—	55.52	to	55.52
2019	877,751	7.86	to	7.86	6,897,099	—	to	—	—	to	—	37.00	to	37.00
2018	1,118,730	5.74	to	5.74	6,416,611	—	to	—	—	to	—	(4.23)	to	(4.23)
2017	1,219,123	5.99	to	5.99	7,301,386	—	to	—	—	to	—	26.36	to	26.36
2016	1,350,902	4.74	to	4.74	6,402,791	—	to	—	—	to	—	2.04	to	2.04

Hartford Stock HLS Fund (Class IA)
2020	2,859,276	11.23	to	11.23	32,108,417	—	to	—	1.63	to	1.63	12.08	to	12.08
2019	3,283,338	10.02	to	10.02	32,897,598	—	to	—	1.60	to	1.60	31.22	to	31.22
2018	3,777,903	7.64	to	7.64	28,846,483	—	to	—	1.54	to	1.54	(0.14)	to	(0.14)
2017	4,264,185	7.65	to	7.65	32,605,835	—	to	—	1.74	to	1.74	19.85	to	19.85
2016	4,931,413	6.38	to	6.38	31,463,352	—	to	—	1.80	to	1.80	7.41	to	7.41

Hartford Total Return Bond HLS Fund (Class IA)
2020	2,506,744	4.41	to	4.41	11,051,181	—	to	—	3.61	to	3.61	9.03	to	9.03
2019	2,023,001	4.04	to	4.04	8,180,206	—	to	—	3.86	to	3.86	10.65	to	10.65
2018	2,098,949	3.65	to	3.65	7,670,253	—	to	—	3.81	to	3.81	(0.81)	to	(0.81)
2017	2,470,515	3.68	to	3.68	9,101,574	—	to	—	2.91	to	2.91	5.16	to	5.16
2016	2,704,723	3.50	to	3.50	9,475,645	—	to	—	2.55	to	2.55	4.49	to	4.49

Hartford Ultrashort Bond HLS Fund (Class IA)
2020	3,145,234	1.84	to	1.84	5,778,519	—	to	—	2.15	to	2.15	1.44	to	1.44
2019	2,261,022	1.81	to	1.81	4,094,960	—	to	—	1.91	to	1.91	2.81	to	2.81
2018	2,109,729	1.76	to	1.76	3,716,562	—	to	—	1.13	to	1.13	1.56	to	1.56
2017	2,565,302	1.73	to	1.73	4,449,618	—	to	—	0.81	to	0.81	1.01	to	1.01
2016	2,719,999	1.72	to	1.72	4,670,647	—	to	—	0.43	to	0.43	0.96	to	0.96

Hartford U.S. Government Securities HLS Fund (Class IA) (merged September 25, 2020)
2020	—	13.77	to	13.77	—	—	to	—	3.06	to	3.06	5.74	to	5.74
2019	152,705	13.02	to	13.02	1,988,525	—	to	—	2.57	to	2.57	5.22	to	5.22
2018	153,042	12.38	to	12.38	1,894,106	—	to	—	2.39	to	2.39	0.85	to	0.85
2017	181,655	12.27	to	12.27	2,229,343	—	to	—	2.13	to	2.13	1.32	to	1.32
2016	202,996	12.11	to	12.11	2,458,828	—	to	—	1.88	to	1.88	1.54	to	1.54

SA-53

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. American Value Fund (Series I)
2020	3,220	$49.32	to	$49.32	$158,790	—%	to	—%	0.69%	to	0.69%	1.12%	to	1.12%
2019	5,317	48.77	to	48.77	259,297	—	to	—	0.71	to	0.71	25.03	to	25.03
2018	5,415	39.01	to	39.01	211,216	—	to	—	0.49	to	0.49	(12.65)	to	(12.65)
2017	5,905	44.66	to	44.66	263,706	—	to	—	0.68	to	0.68	9.96	to	9.96
2016	8,283	40.61	to	40.61	336,356	—	to	—	0.45	to	0.45	15.49	to	15.49

Invesco V.I. Diversified Dividend Fund (Series I)
2020	32,545	25.38	to	25.38	825,825	—	to	—	3.01	to	3.01	0.14	to	0.14
2019	35,915	25.34	to	25.34	910,069	—	to	—	2.75	to	2.75	25.09	to	25.09
2018	43,714	20.26	to	20.26	885,510	—	to	—	2.15	to	2.15	(7.57)	to	(7.57)
2017	55,031	21.92	to	21.92	1,206,083	—	to	—	1.70	to	1.70	8.57	to	8.57
2016	56,430	20.19	to	20.19	1,139,093	—	to	—	1.24	to	1.24	14.81	to	14.81

Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)
2020	18,249	91.43	to	91.43	1,668,463	—	to	—	1.47	to	1.47	12.74	to	12.74
2019	19,028	81.09	to	81.09	1,542,991	—	to	—	1.64	to	1.64	28.79	to	28.79
2018	19,957	62.96	to	62.96	1,256,552	—	to	—	1.10	to	1.10	(7.88)	to	(7.88)
2017	23,525	68.34	to	68.34	1,607,783	—	to	—	0.76	to	0.76	18.58	to	18.58
2016	23,031	57.64	to	57.64	1,327,391	—	to	—	0.65	to	0.65	14.24	to	14.24

Invesco V.I. Equity and Income Fund (Series I)
2020	3,711	22.25	to	22.25	82,584	—	to	—	2.52	to	2.52	9.95	to	9.95
2019	3,777	20.24	to	20.24	76,443	—	to	—	2.59	to	2.59	20.36	to	20.36
2018	3,845	16.81	to	16.81	64,652	—	to	—	1.60	to	1.60	(9.50)	to	(9.50)
2017	6,198	18.58	to	18.58	115,150	—	to	—	1.15	to	1.15	11.03	to	11.03
2016	10,615	16.73	to	16.73	177,628	—	to	—	3.11	to	3.11	15.13	to	15.13

Invesco V.I. Growth and Income Fund (Series I)
2020	5,105	43.58	to	43.58	222,479	—	to	—	1.60	to	1.60	2.09	to	2.09
2019	10,399	42.68	to	42.68	443,857	—	to	—	1.86	to	1.86	25.19	to	25.19
2018	11,443	34.09	to	34.09	390,127	—	to	—	1.90	to	1.90	(13.38)	to	(13.38)
2017	15,611	39.36	to	39.36	614,455	—	to	—	1.57	to	1.57	14.32	to	14.32
2016	17,229	34.43	to	34.43	593,214	—	to	—	1.21	to	1.21	19.69	to	19.69

Invesco V.I. High Yield Fund (Series I)
2020	1,346	16.28	to	16.28	21,922	—	to	—	5.15	to	5.15	3.32	to	3.32
2019	2,266	15.76	to	15.76	35,714	—	to	—	5.89	to	5.89	13.51	to	13.51
2018	2,300	13.88	to	13.88	31,936	—	to	—	5.30	to	5.30	(3.35)	to	(3.35)
2017	3,146	14.37	to	14.37	45,198	—	to	—	4.06	to	4.06	6.30	to	6.30
2016	3,196	13.51	to	13.51	43,198	—	to	—	4.19	to	4.19	11.21	to	11.21

Putnam VT Mortgage Securities Fund (Class IA)
2020	16,952	25.32	to	25.32	429,204	—	to	—	10.56	to	10.56	(1.28)	to	(1.28)
2019	36,293	25.65	to	25.65	930,798	—	to	—	2.46	to	2.46	13.36	to	13.36
2018	39,805	22.62	to	22.62	900,588	—	to	—	3.00	to	3.00	(0.62)	to	(0.62)
2017	44,005	22.77	to	22.77	1,001,833	—	to	—	2.73	to	2.73	2.27	to	2.27
2016	50,773	22.26	to	22.26	1,130,300	—	to	—	2.01	to	2.01	0.36	to	0.36

Putnam VT Diversified Income Fund (Class IA)
2020	28,529	40.70	to	40.70	1,161,283	—	to	—	8.00	to	8.00	(0.76)	to	(0.76)
2019	33,913	41.02	to	41.02	1,390,936	—	to	—	3.71	to	3.71	11.56	to	11.56
2018	40,527	36.77	to	36.77	1,490,039	—	to	—	4.46	to	4.46	(0.74)	to	(0.74)
2017	45,542	37.04	to	37.04	1,686,848	—	to	—	5.86	to	5.86	7.42	to	7.42
2016	46,882	34.48	to	34.48	1,616,546	—	to	—	7.61	to	7.61	5.76	to	5.76

SA-54

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Equity Income Fund (Class IA)
2020	275,674	$48.02	to	$48.02	$13,239,176	—%	to	—%	1.97%	to	1.97%	6.06%	to	6.06%
2019	304,019	45.28	to	45.28	13,766,619	—	to	—	2.27	to	2.27	30.73	to	30.73
2018	344,647	34.64	to	34.64	11,937,717	—	to	—	0.93	to	0.93	(8.27)	to	(8.27)
2017	391,048	37.76	to	37.76	14,766,483	—	to	—	0.47	to	0.47	19.06	to	19.06
2016	75,537	31.72	to	31.72	2,395,804	—	to	—	2.14	to	2.14	13.96	to	13.96

Putnam VT Global Asset Allocation Fund (Class IA)
2020	50,053	66.59	to	66.59	3,333,075	—	to	—	2.12	to	2.12	12.58	to	12.58
2019	53,398	59.15	to	59.15	3,158,376	—	to	—	1.76	to	1.76	17.42	to	17.42
2018	62,566	50.37	to	50.37	3,151,754	—	to	—	2.09	to	2.09	(7.02)	to	(7.02)
2017	68,887	54.18	to	54.18	3,732,303	—	to	—	1.77	to	1.77	15.67	to	15.67
2016	79,501	46.84	to	46.84	3,724,036	—	to	—	2.21	to	2.21	6.98	to	6.98

Putnam VT Global Equity Fund (Class IA)
2020	62,774	53.78	to	53.78	3,375,865	—	to	—	0.39	to	0.39	10.32	to	10.32
2019	68,399	48.75	to	48.75	3,334,386	—	to	—	0.00 (1)	to	0.00 (1)	26.92	to	26.92
2018	58,257	38.41	to	38.41	2,237,573	—	to	—	0.57	to	0.57	(12.21)	to	(12.21)
2017	72,544	43.75	to	43.75	3,173,882	—	to	—	1.56	to	1.56	28.71	to	28.71
2016	82,155	33.99	to	33.99	2,792,716	—	to	—	1.36	to	1.36	1.37	to	1.37

Putnam VT Global Health Care Fund (Class IA)
2020	9,928	55.97	to	55.97	555,654	—	to	—	0.69	to	0.69	16.47	to	16.47
2019	10,102	48.05	to	48.05	485,429	—	to	—	0.24	to	0.24	30.58	to	30.58
2018	10,864	36.80	to	36.80	399,795	—	to	—	1.19	to	1.19	(0.29)	to	(0.29)
2017	12,916	36.91	to	36.91	476,712	—	to	—	0.79	to	0.79	15.60	to	15.60
2016	16,124	31.93	to	31.93	514,816	—	to	—	—	to	—	(11.14)	to	(11.14)

Putnam VT Growth Opportunities Fund (Class IA)
2020	459,067	27.10	to	27.10	12,438,742	—	to	—	0.24	to	0.24	39.09	to	39.09
2019	496,129	19.48	to	19.48	9,665,180	—	to	—	0.36	to	0.36	37.11	to	37.11
2018	542,800	14.21	to	14.21	7,712,326	—	to	—	0.06	to	0.06	2.60	to	2.60
2017	623,505	13.85	to	13.85	8,634,319	—	to	—	0.15	to	0.15	31.30	to	31.30
2016	694,026	10.55	to	10.55	7,319,967	—	to	—	0.13	to	0.13	6.72	to	6.72

Putnam VT High Yield Fund (Class IA)
2020	22,358	54.61	to	54.61	1,220,948	—	to	—	5.84	to	5.84	5.50	to	5.50
2019	25,396	51.76	to	51.76	1,314,512	—	to	—	6.13	to	6.13	14.55	to	14.55
2018	28,017	45.19	to	45.19	1,265,954	—	to	—	6.06	to	6.06	(3.59)	to	(3.59)
2017	33,017	46.87	to	46.87	1,547,459	—	to	—	6.41	to	6.41	7.22	to	7.22
2016	40,168	43.71	to	43.71	1,755,863	—	to	—	6.68	to	6.68	15.66	to	15.66

Putnam VT Income Fund (Class IA)
2020	42,937	44.64	to	44.64	1,916,643	—	to	—	4.99	to	4.99	6.01	to	6.01
2019	48,875	42.11	to	42.11	2,057,978	—	to	—	3.40	to	3.40	12.25	to	12.25
2018	50,520	37.51	to	37.51	1,895,205	—	to	—	3.28	to	3.28	0.37	to	0.37
2017	54,511	37.38	to	37.38	2,037,389	—	to	—	4.56	to	4.56	5.90	to	5.90
2016	56,125	35.29	to	35.29	1,980,770	—	to	—	4.72	to	4.72	2.27	to	2.27

Putnam VT International Equity Fund (Class IA)
2020	14,828	41.52	to	41.52	615,592	—	to	—	1.86	to	1.86	12.35	to	12.35
2019	16,546	36.95	to	36.95	611,392	—	to	—	1.63	to	1.63	25.55	to	25.55
2018	17,569	29.43	to	29.43	517,075	—	to	—	1.63	to	1.63	(18.95)	to	(18.95)
2017	19,289	36.31	to	36.31	700,416	—	to	—	2.39	to	2.39	26.93	to	26.93
2016	20,043	28.61	to	28.61	573,389	—	to	—	3.75	to	3.75	(2.21)	to	(2.21)

SA-55

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Emerging Markets Equity Fund (Class IA)
2020	23,988	$40.12	to	$40.12	$962,509	—%	to	—%	0.28%	to	0.28%	28.25%	to	28.25%
2019	27,923	31.29	to	31.29	873,587	—	to	—	—	to	—	25.21	to	25.21
2018	28,176	24.99	to	24.99	704,025	—	to	—	0.14	to	0.14	(18.40)	to	(18.40)
2017	27,985	30.62	to	30.62	856,957	—	to	—	1.35	to	1.35	35.37	to	35.37
2016	34,706	22.62	to	22.62	785,103	—	to	—	1.24	to	1.24	(6.46)	to	(6.46)

Putnam VT International Value Fund (Class IA)
2020	9,688	33.60	to	33.60	325,473	—	to	—	2.74	to	2.74	4.23	to	4.23
2019	10,571	32.23	to	32.23	340,722	—	to	—	2.91	to	2.91	20.44	to	20.44
2018	11,420	26.76	to	26.76	305,634	—	to	—	2.52	to	2.52	(17.38)	to	(17.38)
2017	17,799	32.39	to	32.39	576,514	—	to	—	1.74	to	1.74	25.06	to	25.06
2016	22,046	25.90	to	25.90	571,014	—	to	—	2.79	to	2.79	1.28	to	1.28

Putnam VT Multi-Cap Core Fund (Class IA)
2020	24,129	38.60	to	38.60	931,412	—	to	—	1.21	to	1.21	17.64	to	17.64
2019	30,436	32.81	to	32.81	998,728	—	to	—	1.36	to	1.36	32.00	to	32.00
2018	32,027	24.86	to	24.86	796,144	—	to	—	1.35	to	1.35	(7.44)	to	(7.44)
2017	37,674	26.86	to	26.86	1,011,846	—	to	—	1.35	to	1.35	23.14	to	23.14
2016	45,306	21.81	to	21.81	988,124	—	to	—	1.60	to	1.60	12.34	to	12.34

Putnam VT Government Money Market Fund (Class IA)
2020	917,634	1.78	to	1.78	1,629,213	—	to	—	0.25	to	0.25	0.24	to	0.24
2019	777,532	1.77	to	1.77	1,377,220	—	to	—	1.76	to	1.76	1.81	to	1.81
2018	972,964	1.74	to	1.74	1,692,675	—	to	—	1.43	to	1.43	1.43	to	1.43
2017	850,550	1.72	to	1.72	1,458,880	—	to	—	0.45	to	0.45	0.49	to	0.49
2016	1,089,323	1.71	to	1.71	1,859,257	—	to	—	0.01	to	0.01	0.00 (1)	to	0.00 (1)

Putnam VT Sustainable Leaders Fund (Class IA)
2020	79,998	115.51	to	115.51	9,240,289	—	to	—	0.63	to	0.63	29.06	to	29.06
2019	89,162	89.50	to	89.50	7,979,558	—	to	—	0.68	to	0.68	36.72	to	36.72
2018	97,335	65.46	to	65.46	6,371,380	—	to	—	0.01	to	0.01	(1.28)	to	(1.28)
2017	113,139	66.31	to	66.31	7,502,078	—	to	—	0.85	to	0.85	29.55	to	29.55
2016	127,754	51.18	to	51.18	6,538,659	—	to	—	0.96	to	0.96	8.06	to	8.06

Putnam VT Research Fund (Class IA)
2020	10,947	56.83	to	56.83	622,139	—	to	—	0.86	to	0.86	20.23	to	20.23
2019	13,063	47.27	to	47.27	617,501	—	to	—	1.39	to	1.39	33.59	to	33.59
2018	13,545	35.38	to	35.38	479,260	—	to	—	—	to	—	(4.48)	to	(4.48)
2017	16,581	37.04	to	37.04	614,209	—	to	—	0.85	to	0.85	23.65	to	23.65
2016	18,797	29.96	to	29.96	563,128	—	to	—	1.81	to	1.81	10.32	to	10.32

Putnam VT Small Cap Value Fund (Class IA)
2020	8,031	64.36	to	64.36	516,865	—	to	—	1.40	to	1.40	4.23	to	4.23
2019	10,458	61.75	to	61.75	645,753	—	to	—	0.93	to	0.93	24.53	to	24.53
2018	11,241	49.58	to	49.58	557,350	—	to	—	0.70	to	0.70	(19.69)	to	(19.69)
2017	13,988	61.74	to	61.74	863,630	—	to	—	0.92	to	0.92	8.15	to	8.15
2016	15,720	57.09	to	57.09	897,440	—	to	—	1.48	to	1.48	27.79	to	27.79

Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I)
2020	22,041	28.05	to	28.05	618,187	—	to	—	2.80	to	2.80	7.80	to	7.80
2019	24,764	26.02	to	26.02	644,304	—	to	—	3.80	to	3.80	10.88	to	10.88
2018	23,685	23.47	to	23.47	555,773	—	to	—	4.31	to	4.31	(0.65)	to	(0.65)
2017	24,103	23.62	to	23.62	569,287	—	to	—	3.32	to	3.32	6.24	to	6.24
2016	32,583	22.23	to	22.23	724,362	—	to	—	1.80	to	1.80	6.11	to	6.11

SA-56

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Morgan Stanley VIF Emerging Markets Debt Portfolio (Class I)
2020	1,297	$42.51	to	$42.51	$55,149	—%	to	—%	4.53%	to	4.53%	5.55%	to	5.55%
2019	1,311	40.28	to	40.28	52,802	—	to	—	5.32	to	5.32	14.25	to	14.25
2018	1,337	35.25	to	35.25	47,127	—	to	—	5.63	to	5.63	(6.94)	to	(6.94)
2017	1,363	37.88	to	37.88	51,646	—	to	—	5.42	to	5.42	9.71	to	9.71
2016	1,381	34.53	to	34.53	47,695	—	to	—	5.53	to	5.53	10.55	to	10.55

Morgan Stanley VIF Emerging Markets Equity Portfolio (Class I)
2020	1,218	30.59	to	30.59	37,271	—	to	—	1.38	to	1.38	14.44	to	14.44
2019	1,241	26.73	to	26.73	33,161	—	to	—	1.07	to	1.07	19.59	to	19.59
2018	1,263	22.35	to	22.35	28,233	—	to	—	0.49	to	0.49	(17.47)	to	(17.47)
2017	1,974	27.08	to	27.08	53,468	—	to	—	0.67	to	0.67	35.06	to	35.06
2016	3,054	20.05	to	20.05	61,240	—	to	—	0.61	to	0.61	6.74	to	6.74

Morgan Stanley VIF Global Infrastructure Portfolio (Class I)
2020	5,562	15.29	to	15.29	85,011	—	to	—	1.69	to	1.69	(1.15)	to	(1.15)
2019	5,635	15.46	to	15.46	87,140	—	to	—	2.73	to	2.73	28.30	to	28.30
2018	5,747	12.05	to	12.05	69,263	—	to	—	3.05	to	3.05	(7.85)	to	(7.85)
2017	5,861	13.08	to	13.08	76,657	—	to	—	2.13	to	2.13	12.96	to	12.96
2016	8,347	11.58	to	11.58	96,645	—	to	—	2.14	to	2.14	15.27	to	15.27

Morgan Stanley VIF Growth Portfolio (Class I)
2020	42,949	68.15	to	68.15	2,927,111	—	to	—	—	to	—	117.31	to	117.31
2019	46,020	31.36	to	31.36	1,443,296	—	to	—	—	to	—	31.81	to	31.81
2018	50,352	23.79	to	23.79	1,198,084	—	to	—	—	to	—	7.54	to	7.54
2017	59,603	22.13	to	22.13	1,318,782	—	to	—	—	to	—	43.15	to	43.15
2016	74,515	15.46	to	15.46	1,151,775	—	to	—	—	to	—	(1.64)	to	(1.64)

Prudential Government Money Market Portfolio (Class I) (available April 27, 2016)
2020	20,396	10.44	to	10.44	213,027	—	to	—	0.26	to	0.26	0.30	to	0.30
2019	22,729	10.41	to	10.41	236,681	—	to	—	1.91	to	1.91	1.92	to	1.92
2018	25,311	10.22	to	10.22	258,603	—	to	—	1.53	to	1.53	1.53	to	1.53
2017	26,411	10.06	to	10.06	265,776	—	to	—	0.55	to	0.55	0.56	to	0.56
2016	30,432	10.01	to	10.01	304,533	—	to	—	0.07	to	0.07	0.07	to	0.07

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2020	571,547	14.64	to	14.64	8,367,943	—	to	—	1.67	to	1.67	18.24	to	18.24
2019	713,085	12.38	to	12.38	8,829,658	—	to	—	2.00	to	2.00	31.34	to	31.34
2018	855,659	9.43	to	9.43	8,066,705	—	to	—	1.00	to	1.00	(4.93)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2016	—	—	to	—	—	—	to	—	—	to	—	—	to	—

*    This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**    These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***    This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

SA-57

Separate Account Five
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

#    Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

(1)    Amount is less than 0.01%.

7.    Subsequent Events:

On January 18, 2021, the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 13, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

SA-58

Deloitte & Touche LLP City Place I, 33rd Floor 185 Asylum Street Hartford, CT 06103-3402 USA Tel: +1 860 725 3000 Fax: +1 860 725 3500 www.deloitte.com INDEPENDENT AUDITORS' REPORT To the Board of Directors of Talcott Resolution Life and Annuity Insurance Company We have audited the accompanying statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory-basis financial statements. Management’s Responsibility for the Statutory-Basis Financial Statements Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditors’ Responsibility Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by Talcott Resolution Life and Annuity Insurance Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020. Opinion on Statutory Basis of Accounting In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department as described in Note 2 to the statutory-basis financial statements. Emphasis of Matter As discussed in Note 13 to the statutory-basis financial statements, on January 18, 2021, the Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger is subject to regulatory approvals and other customary closing conditions. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. April 8, 2021

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (STATUTORY-BASIS) Admitted assets As of December 31, 2020 2019 Bonds $ 4,571,087,432 $ 4,549,159,315 Common and preferred stocks 22,441,831 20,264,998 Mortgage loans on real estate 766,622,883 843,320,642 Contract loans 95,042,308 99,925,503 Cash, cash equivalents and short-term investments 289,850,828 409,620,396 Derivatives 196,265,361 161,703,961 Other invested assets 560,265,450 565,761,812 Total cash and invested assets 6,501,576,093 6,649,756,627 Investment income due and accrued 56,966,047 132,100,186 Amounts recoverable for reinsurance 62,741,182 55,758,749 Federal income tax recoverable 74,413,249 32,580,526 Net deferred tax asset 79,536,000 127,732,739 Other assets 31,891,701 35,933,521 Separate Account assets 28,430,266,880 27,243,815,730 Total admitted assets $ 35,237,391,152 $ 34,277,678,078 Liabilities Aggregate reserves for future benefits $ 4,864,936,892 $ 4,972,838,503 Liability for deposit-type contracts 199,264,917 216,142,238 Policy and contract claim liabilities 28,119,632 23,710,557 Asset valuation reserve 134,693,701 128,507,852 Interest maintenance reserve 101,434,239 86,725,788 Payables to parent, subsidiaries and affiliates 10,779,853 131,359,329 Accrued expense allowances and amounts due from Separate Accounts (40,378,588) (49,902,368) Derivatives 437,969,150 179,755,105 Collateral on derivatives 93,719,979 170,792,087 Payable for repurchase agreements 158,756,325 — Other liabilities 196,138,332 194,648,923 Separate Account liabilities 28,430,266,880 27,243,815,730 Total liabilities $ 34,615,701,312 $ 33,298,393,744 Capital and surplus Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding 2,500,000 2,500,000 Aggregate write-ins for other than special surplus funds 199,649,231 223,338,361 Gross paid-in and contributed surplus 85,431,561 85,431,561 Unassigned surplus 334,109,048 668,014,412 Total capital and surplus 621,689,840 979,284,334 Total liabilities and capital and surplus $ 35,237,391,152 $ 34,277,678,078 See notes to financial statements. 3

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY STATEMENTS OF OPERATIONS (STATUTORY-BASIS) Revenues For the years ended December 31, 2020 2019 2018 Premiums and annuity considerations $ 135,503,495 $ 120,006,752 $ (1,618,469,704) Net investment income 284,999,031 315,441,264 322,352,994 Commissions and expense allowances on reinsurance ceded 40,176,892 45,974,076 93,414,624 Reserve adjustments on reinsurance ceded (455,831,436) (481,495,984) (480,192,551) Fee income 566,055,501 589,064,520 638,788,496 Other revenues 9,802,097 5,884,135 14,128,841 Total revenues 580,705,580 594,874,763 (1,029,977,300) Benefits and expenses Death and annuity benefits 309,993,312 286,737,104 341,052,574 Disability and other benefits 1,822,063 1,978,373 2,269,037 Surrenders and other fund withdrawals 2,554,992,951 3,097,282,584 3,547,633,620 Commissions and expense allowances 134,027,588 146,733,495 164,554,433 Decrease in aggregate reserves for life and accident and health policies (107,901,611) (203,593,511) (1,487,088,683) General insurance expenses 72,340,299 87,088,671 75,868,684 Net transfers from Separate Accounts (2,605,128,491) (3,102,888,025) (3,527,763,579) Modified coinsurance adjustment on reinsurance assumed (129,063,015) (141,122,030) (112,018,578) IMR adjustment on reinsurance ceded — — (248,578,915) Other expenses 12,194,085 41,247,764 59,033,784 Total benefits and expenses 243,277,181 213,464,425 (1,178,037,623) Net gain from operations before federal income tax benefit 337,428,399 381,410,338 148,060,323 Federal income tax benefit (65,215,649) (27,159,346) (32,642,950) Net gain from operations 402,644,048 408,569,684 180,703,273 Net realized capital losses, after tax (355,549,269) (12,360,382) (115,657,101) Net income $47,094,779 $396,209,302 $65,046,172 See notes to financial statements. 4

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS (STATUTORY-BASIS) Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding For the years ended December 31, 2020 2019 2018 Balance, beginning and end of year $ 2,500,000 $ 2,500,000 $ 2,500,000 Gross paid-in and contributed surplus Balance, beginning of year 85,431,561 335,431,561 604,729,448 Capital (return) paid-in — (250,000,000) (269,297,887) Balance, end of year 85,431,561 85,431,561 335,431,561 Aggregate write-ins for other than special surplus funds Balance, beginning of year 223,338,361 247,027,489 197,246,618 Amortization, increases and (decreases) of gain on inforce reinsurance (23,689,130) (23,689,128) 49,780,871 Balance, end of year 199,649,231 223,338,361 247,027,489 Unassigned funds Balance, beginning of year 668,014,412 575,879,546 334,495,622 Net income 47,094,779 396,209,302 65,046,172 Change in net unrealized capital gains (losses) on investments, net of tax 63,801,748 (301,668,972) 212,915,290 Change in net unrealized foreign exchange capital gains (losses) 943,174 (1,967,237) 557,389 Change in net deferred income tax (69,213,609) (28,199,411) (233,679,225) Change in reserve on account of change in valuation basis decrease — 56,896,844 — Change in asset valuation reserve (6,185,849) (45,079,553) (48,533,710) Change in nonadmitted assets 29,654,393 15,943,893 245,078,008 Dividends to stockholder (400,000,000) — — Balance, end of year 334,109,048 668,014,412 575,879,546 Capital and surplus Balance, end of year $ 621,689,840 $ 979,284,334 $ 1,160,838,596 See notes to financial statements. 5

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

	For the years ended December 31,		
	2020	2019	2018
Operating activities			
Premiums and annuity considerations	$ 136,031,492	$ 120,211,243	$ 183,549,960
Net investment income	372,021,855	439,672,388	328,002,909
Reserve adjustments on reinsurance	(455,831,436)	(481,495,984)	(480,192,551)
Miscellaneous income	583,105,110	612,347,118	698,479,984
Total income	**635,327,021**	**690,734,765**	**729,840,302**
Benefits paid	2,867,926,352	3,438,350,617	4,026,401,584
Federal income tax (recovered) paid	(15,155,445)	12,692,835	(145,161,928)
Net transfers from Separate Accounts	(2,614,652,271)	(3,122,215,019)	(3,548,179,839)
Other expenses	151,838,371	242,486,361	301,997,730
Total benefits and expenses	**389,957,007**	**571,314,794**	**635,057,547**
Net cash provided by operating activities	**245,370,014**	**119,419,971**	**94,782,755**
Investing activities			
Proceeds from investments sold, matured or repaid			
Bonds	976,426,133	1,237,813,039	1,720,507,430
Common and preferred stocks	10,133,339	66,030,101	25,803,407
Mortgage loans	131,129,986	81,888,745	104,437,923
Derivatives and other	70,017,579	199,003,059	205,084,143
Total investment proceeds	**1,187,707,037**	**1,584,734,944**	**2,055,832,903**
Cost of investments acquired			
Bonds	984,005,477	912,788,647	1,425,766,165
Common and preferred stocks	11,980,227	3,294,932	26,359,180
Mortgage loans	54,734,810	111,438,828	191,448,243
Derivatives and other	123,412,680	178,022,586	176,867,059
Total investments acquired	**1,174,133,194**	**1,205,544,993**	**1,820,440,647**
Net decrease in contract loans	(4,883,195)	(2,699,971)	(3,935,381)
Net cash provided by investing activities	**18,457,038**	**381,889,922**	**239,327,637**
Financing and miscellaneous activities			
Return of paid-in surplus	—	(250,000,000)	(271,876,214)
Dividends to stockholder	(400,000,000)	—	—
Other cash provided (used)	16,403,380	(253,248,716)	(197,971,400)
Net cash used for financing and miscellaneous activities	**(383,596,620)**	**(503,248,716)**	**(469,847,614)**
Net (decrease) increase in cash, cash equivalents and short-term investments	**(119,769,568)**	**(1,938,823)**	**(135,737,222)**
Cash, cash equivalents and short-term investments, beginning of year	409,620,396	411,559,219	547,296,441
Cash, cash equivalents and short-term investments, end of year	$ **289,850,828**	$ **409,620,396**	$ **411,559,219**

Note: Supplemental disclosures of cash flow information for non-cash transactions:			
Non-cash proceeds from invested asset exchanges - bonds, mortgage loans, and other invested assets	(8,481,263)	(99,820,813)	(39,881,791)
Non-cash acquisitions from invested asset exchanges - bonds, mortgage loans and other invested assets	(8,481,263)	(99,820,813)	(39,881,791)
Non-cash proceeds from sale of affiliate holding - other invested asset	—	—	(11,410,309)
Non-cash acquisition from sale of affiliate holding - common stocks	—	—	(11,410,309)
Capital contribution from former parent to settle intercompany balances related to stock compensation	—	—	(2,578,327)
Non-cash transfer of bonds acquired for assumption reinsurance	—	—	3,448,021,646
Non-cash transfer of mortgage loans acquired for assumption reinsurance	—	—	649,122,178
Non-cash transfer of other invested assets acquired for assumption reinsurance	—	—	558,473,453
Non-cash transfer of reserves for assumption reinsurance	—	—	(3,259,322,631)
Non-cash transfer of deposit liability for assumption reinsurance	—	—	(1,276,223,336)
Non-cash transfer of IMR liability for assumption reinsurance	—	—	(110,419,414)
Non-cash transfer of other for assumption reinsurance	—	—	(9,651,896)
Non-cash transfer of bonds sold for reinsurance	—	—	(2,220,227,957)
Non-cash transfer of mortgage loans sold for reinsurance	—	—	(392,591,994)
Non-cash transfer of premium for reinsurance	—	—	1,801,211,602
Non-cash transfer of deposit liability for reinsurance	—	—	1,039,068,007
Non-cash transfer of IMR liability for reinsurance	—	—	(241,578,915)
Non-cash transfer of other for reinsurance	—	—	14,119,257

See notes to financial statements.

6

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 1. Organization and Description of Business Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), which is a direct subsidiary of Talcott Resolution Life, Inc. ("TLI"). On May 31, 2018, Hartford Holdings, Inc. (“HHI”), an indirect parent company of the Company and a direct wholly owned subsidiary of The Hartford, sold all of the issued and outstanding equity of Talcott Resolution Life, Inc. ("TLI") (formerly Hartford Life, Inc.), TL's parent, to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement, the investor group formed Hopmeadow Holdings, LP, a limited partnership, that acquired TLI and its life and annuity insurance operating subsidiaries consisting primarily of TL and the Company. As part of the transaction, the Company has a new indirect parent company. In April 2018, the Company's direct parent, Hartford Life International Holding Company ("HLIHC"), was dissolved and the Company became a direct subsidiary of TL. The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance. 2. Summary of Significant Accounting Policies Basis of Presentation The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut. A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event. 7

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2020	2019	2018
Net income					
1. TLA state basis			$ 47,094,779	$ 396,209,302	$ 65,046,172
2. State prescribed practices that change NAIC SAP:					
Less: Reinsurance reserve credit (as described above)	61	4	12,370,401	(42,350,753)	(48,356,117)
			12,370,401	(42,350,753)	(48,356,117)
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$ 34,724,378	$ 438,560,055	$ 113,402,289
Surplus					
5. TLA state basis			$ 621,689,840	$ 979,284,334	$ 1,160,838,596
6. State prescribed practices that change NAIC SAP:					
Less: Reinsurance reserve credit (as described above)	61	5	43,673,148	31,302,747	73,653,500
			43,673,148	31,302,747	73,653,500
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$ 578,016,692	$ 947,981,587	$ 1,087,185,096

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences are:

1. for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2. recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3. development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners ("NAIC"), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits ("GMDB") are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality

8

experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value; 4. exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus; 5. establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold; 6. the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses: 7. for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; 8. for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets; 9. the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus; 10. deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income; 11. comprehensive income and its components are not presented in the statutory-basis financial statements; 12. for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. 13. embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately. 9

14. for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment. Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Fixed Accumulation and On- benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1.00% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience. For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve. Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality. As of December 31, 2020 and 2019, the Company had $12,464,067 and $11,141,055, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2020 and 2019 totaled $104,426 and $140,561 respectively, also subject to 100% reinsurance to Prudential. The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations. An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2020 is presented below: A. INDIVIDUAL ANNUITIES 10

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal					
a. With market value adjustment	$ 5,944,946	$ —	$ —	$ 5,944,946	0.02 %
b. At book value less current surrender charge of 5% or more	1,396,909	—	—	1,396,909	0.00 %
c. At fair value	—	—	22,591,170,523	22,591,170,523	79.88 %
d. Total with market value adjustment or at fair value (total of 1 through 3)	7,341,855	—	22,591,170,523	22,598,512,378	79.90 %
e. At book value without adjustment (minimal or no charge or adjustment)	1,657,706,274	—	—	1,657,706,274	5.86 %
2. Not subject to discretionary withdrawal	3,705,811,228	—	321,113,726	4,026,924,954	14.24 %
3. Total (gross: direct + assumed)	5,370,859,357	—	22,912,284,249	28,283,143,606	100.00 %
4. Reinsurance ceded	1,197,764,252	—	—	1,197,764,252	
5. Total (net)	$ 4,173,095,105	$ —	$ 22,912,284,249	$ 27,085,379,354	
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$ 698,455	$ —	$ —	$ 698,455	

B. GROUP ANNUITIES

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal					
a.. With market value adjustment	$ —	$ —	$ —	$ —	0.00 %
b.. At book value less current surrender charge of 5% or more	268	—	—	268	0.01 %
c. At fair value	—	—	1,635,254	1,635,254	86.25 %
d. Total with market value adjustment or at fair value (total of 1 through 3)	268	—	1,635,254	1,635,522	86.26 %
e. At book value without adjustment (minimal or no charge or adjustment)	260,582	—	—	260,582	13.74 %
2. Not subject to discretionary withdrawal	—	—	—	—	0.00 %
3. Total (gross: direct + assumed)	260,850	—	1,635,254	1,896,104	100.00 %
4. Reinsurance ceded	—	—	—	—	
5. Total (net)	$ 260,850	$ —	$ 1,635,254	$ 1,896,104	
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$ 134	$ —	$ —	$ 134	

C. DEPOSIT-TYPE CONTRACTS

11

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
1. Subject to discretionary withdrawal					
a.. With market value adjustment	$ —	$ —	$ —	$ —	0.00 %
b.. At book value less current surrender charge of 5% or more	—	—	—	—	0.00 %
c. At fair value	—	—	—	—	0.00 %
d. Total with market value adjustment or at fair value (total of 1 through 3)	—	—	—	—	0.00 %
e. At book value without adjustment (minimal or no charge or adjustment)	16,586,840	—	—	16,586,840	1.66 %
2. Not subject to discretionary withdrawal	985,406,069	—	—	985,406,069	98.34 %
3. Total (gross: direct + assumed)	1,001,992,909	—	—	1,001,992,909	100.00 %
4. Reinsurance ceded	802,727,992	—	—	802,727,992	
5. Total (net)	$ 199,264,917	$ —	$ —	$ 199,264,917	
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$ —	$ —	$ —	$ —	

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

F. Life and Accident & Health Annual Statement:	
1. Exhibit 5, Annuities Section, Total (net)	$ 4,170,355,040
2. Exhibit 5, Supplementary Contract Section, Total (net)	3,000,915
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	199,264,917
4. Subtotal	4,372,620,872
Separate Account Annual Statement:	—
5. Exhibit 3, Annuities Section, Total (net)	22,913,919,503
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	22,913,919,503
12. Combined total	$ 27,286,540,375

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2020 is presented below:

A. General Account

12

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:			
a. Term Policies with Cash Value	$ 101,316,996	$ 101,316,996	$ 113,357,855
b. Universal Life	902,288,866	883,572,877	951,851,905
c. Universal Life with Secondary Guarantees	4,170,708,344	3,516,674,101	10,067,907,597
d. Indexed Universal Life	388,489,990	353,441,809	440,994,595
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	3,274,286	4,560,873
h. Variable Life	—	—	—
i. Variable Universal Life	508,160,869	502,158,778	630,446,070
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values			
a. Term Policies without Cash Value	XXX	XXX	1,125,904,589
b. Accidental Death Benefits	XXX	XXX	70,420
c. Disability - Active Lives	XXX	XXX	805,742
d. Disability - Disabled Lives	XXX	XXX	37,480,051
e. Miscellaneous Reserves	XXX	XXX	371,315,040
3. Total (gross: direct + assumed)	6,070,965,065	5,360,438,847	13,744,694,737
4. Reinsurance Ceded	5,462,370,647	4,749,413,764	13,086,578,078
5. Total (net) (3) - (4)	$ 608,594,418	$ 611,025,083	$ 658,116,659

B. Separate Account with Guarantees

Not applicable.

C. Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:			
a. Term Policies with Cash Value	$ —	$ —	$ —
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	5,456,014,361	5,456,014,361	5,456,014,361
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values			
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	5,456,014,361	5,456,014,361	5,456,014,361
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$ 5,456,014,361	$ 5,456,014,361	$ 5,456,014,361

13

Reconciliation of total life actuarial reserves and deposit fund liabilities: D. Life and Accident & Health Annual Statement: 1. Exhibit 5, Life Insurance Section, Total (net) $ 648,119,586 2. Exhibit 5, Accidental Death Benefits Section, Total (net) 70,420 3. Exhibit 5, Disability - Active Lives Section, Total (net) 544,246 4. Exhibit 5, Disability - Disabled Lives Section, Total (net) 4,693,869 5. Exhibit 5, Miscellaneous Reserves Section, Total (net) 4,688,538 6. Subtotal 658,116,659 Separate Account Annual Statement: 7. Exhibit 3, Line 0199999, Column 2 $ 5,456,014,361 8. Exhibit 3, Line 0499999, Column 2 — 9. Exhibit 3, Line 0599999, Column 2 — 10. Subtotal (Lines (7) through (9)) 5,456,014,361 11. Combined Total ((6) and (10)) $ 6,114,131,020 Investments Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value. Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield. Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2020 and 2019. Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other- than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses. 14

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $134,693,701 and $128,507,852 as of December 31, 2020 and 2019, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2020 and 2019 were $101,434,239 and $86,725,788, respectively. The net capital gains captured in the IMR, net of taxes, in 2020, 2019 and 2018 were $23,547,563, $17,318,892 and $196,740,460, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2020, 2019 and 2018 was $8,839,112, $4,762,176 and $11,798,898, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis. Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis. For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value. Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $4,753,109, $2,342,362, and $1,697,596 for the years ended December 31, 2020, 2019 and 2018, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were $0 and immaterial for the years ended December 31, 2020, 2019, and 2018. See additional information on OTTI in Section J of Note 3. Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest 15 income on defaulted loans is recognized when received. As of December 31, 2020, 2019 and 2018, the Company had $0 and immaterial impaired mortgage loans on real estate with related allowances for credit losses, respectively. The Company accounts for derivative instruments in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"). On the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department. Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item. Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss. Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss. Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income. Adoption of Accounting Standards In 2020, the NAIC adopted SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. This standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. It was effective January 1. 2020, and there was no impact upon adoption of this guidance. In 2019, the NAIC amended SSAP No. 101R - Income Taxes to reflect the impact of the Federal Tax Cuts and Jobs Act along with clarification to certain admittance guidance for deferred tax assets. It was effective December 31, 2019, and there was no material impact to the Company. In 2019, the NAIC adopted revisions drafted by the Life Actuarial Task Force to Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") and Actuarial Guideline XLIII CARVM for Variable Annuities ("AG 43") which provided comprehensive updates to the CARVM. The revisions adopted to VM-21 and AG 43 represented an accounting change that must be recognized as a change in valuation basis under SSAP No. 51R-Life contracts. They were effective January 1, 2020 with early adoption permitted in 2019. As of December 31, 2019, the Company early adopted the valuation changes under AG 43. The impact of this valuation basis change is a decrease to Aggregate reserves for future benefits on the Statements of Admitted Assets, Liabilities and Capital and Surplus with a corresponding increase to surplus of approximately $57 million recorded through Change in reserve on account of change in valuation basis on the Statements of Changes in Capital and Surplus. . Recently Issued Accounting Standards In 2020, the NAIC adopted revisions to SSAP No. 86 – Derivatives to ensure reporting consistency for derivatives with financing components. The Company is adopting these revisions effective January 1, 2021 as required by the guidance. The revised guidance requires reporting derivatives gross of any amounts owed to/from the reporting entity from the acquisition or writing of the derivative (derivative premiums payable and receivable). Upon adoption, the Company will separately report derivative premiums payable and receivable as components of Receivables from 16 securities and Payables for securities reflecting amounts currently netted in Derivatives assets and Derivatives liabilities for derivatives which include financing components.

In 2020, the NAIC revised SSAP No. 32 – Preferred Stock to update definitions, measurement, and impairment guidance for preferred stock. Adoption of this guidance will modify the measurement of the Company's perpetual preferred stock with NAIC ratings 1-3 from amortized cost to fair value. This is effective January 1, 2021 with early adoption permitted in 2020. The Company will adopt this guidance in 2021, and the impact is not expected to be material to the Company.

Other Items

The continuing impact of the outbreak of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the ongoing COVID-19 public health crises on the financial markets, overall economy and our operations are still uncertain, as is the efficacy of government and central bank interventions. Additionally, further actions regulators may take in response to the COVID-19 public health crisis could impact financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot fully quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods. The Company has reviewed COVID-19 related Interpretations from the Statutory Accounting Principles Working Group of the NAIC. These interpretations as well as relief granted to customers to date have not had a material impact on the Company's financial condition or results of operations.

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,		
	2020	2019	2018
Interest income from bonds and short-term investments	$ 202,263,088	$ 231,450,496	$ 264,518,658
Interest income from contract loans	21,301	20,252	20,829
Interest income from mortgage loans on real estate	35,916,257	35,594,062	37,918,981
Interest and dividends from other investments	55,558,698	59,346,788	33,676,191
Gross investment income	293,759,344	326,411,598	336,134,659
Less: Investment expenses	8,760,313	10,970,334	13,781,665
Net investment income	$ 284,999,031	$ 315,441,264	$ 322,352,994

b. Components of Net Unrealized Capital Gains (Losses) on Bonds and Short-Term Investments

	As of December 31,		
	2020	2019	2018
Gross unrealized capital gains	$ 887,075,048	$ 591,942,713	$ 241,992,681
Gross unrealized capital losses	(16,012,457)	(4,685,798)	(97,096,315)
Net unrealized capital gains	871,062,591	587,256,915	144,896,366
Balance, beginning of year	587,256,915	144,896,366	196,048,791
Change in net unrealized capital gains on bonds and and short-term investments	$ 283,805,676	$ 442,360,549	$ (51,152,425)

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c. Components of Net Unrealized Capital Gains (Losses) on Common and Preferred Stocks

	As of December 31,		
	2020	2019	2018
Gross unrealized capital gains	$ 1,596,079	$ 255,465	$ 1,220
Gross unrealized capital losses	(722,344)	(722,344)	(10,587,132)
Net unrealized capital losses	873,735	(466,879)	(10,585,912)
Balance, beginning of year	(466,879)	(10,585,912)	675,462
Change in net unrealized capital gains/losses on common and preferred stocks	$ 1,340,614	$ 10,119,033	$ (11,261,374)

d. Components of Net Realized Capital Losses

	For the years ended December 31,		
	2020	2019	2018
Bonds and short-term investments	$ 27,189,610	$ 18,951,747	$ 254,551,396
Common stocks - unaffiliated	416,065	635,615	784,151
Common stocks - affiliated	—	—	—
Preferred stocks - unaffiliated		—	(6,485,136)
Mortgage loans on real estate	(267,727)	—	8,893,521
Derivatives	(336,036,158)	(9,331,820)	(114,299,382)
Other invested assets	(15,076,014)	(1,199,430)	7,816,673
Net realized capital losses	(323,774,224)	9,056,112	151,261,223
Capital loss tax expense	8,227,481	4,097,605	70,177,864
Net realized capital losses, after tax	(332,001,705)	4,958,507	81,083,359
Less: Amounts transferred to IMR	23,547,563	17,318,892	196,740,460
Net realized capital losses, after tax	$ (355,549,268)	$ (12,360,385)	$ (115,657,101)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities and calls):

	For the years ended December 31,		
	2020	2019	2018
Bonds and short-term investments			
Sale proceeds	$ 3,816,539,619	$ 2,663,531,389	$ 4,264,689,399
Gross realized capital gains on sales	39,643,954	29,294,580	279,198,476
Gross realized capital losses on sales	(9,885,348)	(8,277,399)	(22,391,012)
Unaffiliated common and preferred stock			
Sale proceeds	7,898,339	65,987,575	22,224,017
Gross realized capital gains on sales	123,844	2,583,992	1,349,154
Gross realized capital losses on sales	(111,635)	(1,948,376)	(565,003)

Additionally, for the years ended December 31, 2020, 2019 and 2018, there was $1,310,006, $4,133,978 and $1,467,972 of investment income generated on 17, 23 and 21 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

18

e. Investments - Derivative Instruments Overview The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department. Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value. Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer. Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash. Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash. Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date. Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts. The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. 19

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2020 and 2019 are disclosed in the table presented below. During the years 2020 and 2019, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2020 and 2019, the average fair values for derivatives held for other investment and/or risk management activities were $11,923,396 and $3,163,467, respectively. The Company did not have any unrealized gains or losses during 2020 and 2019 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2020			As of December 31, 2019		
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges						
Foreign currency swaps	$ 24,232	$ (1,655)	$ (1,900)	$ 27,025	$ (154)	$ (405)
Replication transactions						
Interest rate swaps	200,000	24,910	—	200,000	(964)	—
Other investment and/or Risk Management activities						
GMWB hedging derivatives	—	—	—	4,876,660	62,686	62,686
Interest rate swaps and swaptions	69,188	(28)	(28)	—	—	—
Interest rate swaps - offsetting	371,110	(2,228)	(2,228)	371,110	(6,371)	(6,371)
Macro hedge program	15,256,123	(237,548)	(237,548)	13,873,416	(73,961)	(73,961)
Total	$ 15,920,653	$ (216,549)	$ (241,704)	$ 19,348,211	$ (18,764)	$ (18,051)

Cash Flow Hedges

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Replication Transactions

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)		
By strategy	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Credit default swaps	$ 6,364	$ 38	$ —
Credit default swaps - offsetting	—	—	(95)
Foreign currency swaps and forwards	—	(15)	(5,292)
GMWB hedging derivatives	56,925	20,484	(56,795)
Equity index swaps, options, and futures	(3)	—	—
Interest rate swaps and swaptions	—	3,508	(5)
Macro hedge program	(396,152)	(34,377)	(49,614)
Total	$ (332,866)	$ (10,362)	$ (111,801)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

20

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits ("GMWB") hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

As of December 31, 2020, the Company did not hold any credit derivatives that assume credit risk.

The following table presents the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2019:

(Amounts in thousands)					Underlying Referenced Credit Obligation(s)				
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]
Single name credit default swaps									
Investment grade risk exposure	$ 33,800	$ 339	$ 775	2 years	Corporate Credit/ Foreign Gov.	AA+	$ —	$ —	$ —
Basket credit default swaps [4]									
Investment grade risk exposure	50,000	277	898	1 year	Corporate Credit	AAA-	—	—	—
Total	$ 83,800	$ 616	$ 1,673				$ —	$ —	$ —

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[1] The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used. [2] Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses. [3] The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap. [4] Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index. Credit Risk The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements. Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty. For the years ended December 31, 2020, 2019, and 2018, the Company had no losses on derivative instruments due to counterparty nonperformance. f. Concentration of Credit Risk The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2020 and 2019, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus. 22

g. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

Bonds, Cash Equivalents and Short-Term Investments As of December 31, 2020		Statement Value		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
U.S. government and government agencies and authorities								
Guaranteed and sponsored - excluding asset-backed	$	363,371,018	$	97,671,877	$	(5,513,737)	$	455,529,158
Guaranteed and sponsored - asset-backed		220,335,088		10,941,438		(835,171)		230,441,355
States, municipalities and political subdivisions		278,475,288		72,123,925		—		350,599,213
International governments		81,781,745		11,602,622		—		93,384,367
All other corporate - excluding asset-backed		2,613,809,343		653,452,810		(4,176,783)		3,263,085,370
All other corporate - asset-backed		988,235,052		36,158,618		(5,462,609)		1,018,931,061
Hybrid securities		25,079,899		5,113,182		—		30,193,081
Cash equivalents and short-term investments		266,053,791		10,576		(24,157)		266,040,210
Total bonds, cash equivalents and short-term investments	$	4,837,141,224	$	887,075,048	$	(16,012,457)	$	5,708,203,815

Common Stocks As of December 31, 2020		Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
Common stocks - unaffiliated	$	7,787,445	$	1,160,967	$	(722,344)	$	8,226,068
Common stocks - affiliated		7,300,225		276,097		—		7,576,322
Total common stocks	$	15,087,670	$	1,437,064	$	(722,344)	$	15,802,390

Preferred Stocks As of December 31, 2020		Statement Value		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
Preferred stocks - unaffiliated	$	6,639,285	$	159,015	$	—	$	6,798,300
Total preferred stocks	$	6,639,285	$	159,015	$	—	$	6,798,300

Bonds and Short-Term Investments As of December 31, 2019		Statement Value		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
U.S. government and government agencies and authorities:								
Guaranteed and sponsored - excluding asset-backed	$	255,268,997	$	56,687,436	$	(3,152)	$	311,953,281
Guaranteed and sponsored - asset-backed		243,979,128		7,448,916		(377,430)		251,050,614
States, municipalities and political subdivisions		283,614,050		50,069,514		(17,631)		333,665,933
International governments		121,297,334		9,844,043		(10,050)		131,131,327
All other corporate - excluding asset-backed		2,721,763,447		440,023,514		(2,065,048)		3,159,721,913
All other corporate - asset-backed		906,485,109		23,998,693		(2,171,726)		928,312,076
Hybrid securities		16,751,250		3,846,775		—		20,598,025
Cash equivalents and short-term investments		294,962,108		23,822		(40,762)		294,945,168
Total bonds and short-term investments	$	4,844,121,423	$	591,942,713	$	(4,685,799)	$	5,431,378,337

Common Stocks As of December 31, 2019		Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
Common stocks - unaffiliated	$	2,683,644	$	—	$	(722,344)	$	1,961,300
Common stocks - affiliated		7,300,225		247,814		—		7,548,039
Total common stocks	$	9,983,869	$	247,814	$	(722,344)	$	9,509,339

23

Preferred Stocks As of December 31, 2019		Statement Value	Gross Unrealized Gains	Gross Unrealized Losses		Estimated Fair Value
Preferred stocks - unaffiliated	$	2,272,049	$ 7,651	$ —	$	2,279,700
Total preferred stocks	$	2,272,049	$ 7,651	$ —	$	2,279,700

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2020 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities ("ABS"), including mortgage-backed securities and collateralized mortgage obligations, (are distributed to maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

Maturity		Statement Value		Estimated Fair Value
Due in one year or less	$	529,384,254	$	533,402,978
Due after one year through five years		1,191,249,209		1,238,908,854
Due after five years through ten years		1,030,374,710		1,183,284,978
Due after ten years		2,086,133,051		2,748,334,288
Total	$	4,837,141,224	$	5,703,931,098

At December 31, 2020 and 2019, securities with a statement value of $4,144,462 and $4,144,366, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

h. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 4.77% and 3.00% for loans during 2020 and had a maximum and minimum lending rate of 5.72% and 3.20% during 2019. During 2020 and 2019, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2020 and 2019, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 71.5% and 69.7%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2020 and 2019, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2020 and 2019, there were $0 and immaterial amounts of impaired loans with $0 and immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also $0 and immaterial, respectively.

i. Restructured Debt in which the Company is a Creditor

The Company had no recorded investments in restructered loans, as of December 31, 2020 and 2019, respectively.

j. Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $15,018,180, $1,923,072 and $6,485,136 for the years ended December 31, 2020, 2019 and 2018, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

k. Repurchase Agreements and Other Collateral Transactions

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From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value. Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2020, the fair value and amortized cost of the US. goverment securities transferred were $162,067,181 and 110,202,238 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $158,756,325 with a contractual maturity less than one year as of December 31, 2020. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $158,756,325 with a maturity date less than 360 as of December 31, 2020. As of December 31, 2019, the Company had no outstanding repurchase agreements. The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2020 and 2019, was $8,529,737 and $2,955,307, respectively, with a fair value of $8,508,412 and $2,952,351, respectively. Reinvested proceeds from repurchase agreements transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy. The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2020 and 2019, securities pledged of $287,378,566 and $130,276,878, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $39,666,465 and $34,309,079, respectively, as of December 31, 2020 and 2019, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2020 and 2019, the Company accepted cash collateral associated with derivative instruments with a statement value of $93,719,979 and $170,792,087, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2020 and 2019 of $0 and $9,269,217, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2020 and 2019, the Company did not repledge securities and did not sell any securities collateral. In addition, as of December 31, 2020 and 2019, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus. 25

I. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's OTTI policy, see Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2020 and 2019.

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company's bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2020 and 2019:

December 31, 2020	Less Than 12 Months			12 Months or More			Total		
(Amounts in thousands)	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
U.S. government and government agencies & authorities:									
Guaranteed & sponsored - excluding asset-backed	$ 111,452	$ 105,938	$ (5,514)	$ —	$ —	$ —	$ 111,452	$ 105,938	$ (5,514)
Guaranteed & sponsored - asset-backed	37,719	36,906	(813)	442	420	(22)	38,161	37,326	(835)
All other corporate - excluding asset-backed	54,299	50,412	(3,887)	2,314	2,024	(290)	56,613	52,436	(4,177)
All other corporate - asset-backed	150,376	145,745	(4,631)	99,044	98,213	(831)	249,420	243,958	(5,462)
Short-term investments	17,558	17,534	(24)	—	—	—	17,558	17,534	(24)
Total fixed maturities	371,404	356,535	(14,869)	101,800	100,657	(1,143)	473,204	457,192	(16,012)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Total stocks	—	—	—	722	—	(722)	722	—	(722)
Total securities	$ 371,404	$ 356,535	$ (14,869)	$ 102,522	$ 100,657	$ (1,865)	$ 473,926	$ 457,192	$ (16,734)

December 31, 2019	Less Than 12 Months			12 Months or More			Total		
(Amounts in thousands)	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
U.S. government and government agencies & authorities:									
Guaranteed & sponsored - excluding asset-backed	$ —	$ —	$ —	$ 3,189	$ 3,186	$ (3)	$ 3,189	$ 3,186	$ (3)
Guaranteed & sponsored - asset-backed	19,037	18,713	(324)	4,240	4,187	(53)	23,277	22,900	(377)
States, municipalities & political subdivisions	7,805	7,787	(18)	—	—	—	7,805	7,787	(18)
International governments	1,914	1,904	(10)	—	—	—	1,914	1,904	(10)
All other corporate - excluding asset-backed	46,654	46,298	(356)	24,761	23,052	(1,709)	71,415	69,350	(2,065)
All other corporate - asset-backed	115,474	114,787	(687)	140,534	139,049	(1,485)	256,008	253,836	(2,172)
Short-term investments	88,116	88,075	(41)	—	—	—	88,116	88,075	(41)
Total fixed maturities	279,000	277,564	(1,436)	172,724	169,474	(3,250)	451,724	447,038	(4,686)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Total stocks	—	—	—	722	—	(722)	722	—	(722)
Total securities	$ 279,000	$ 277,564	$ (1,436)	$ 173,446	$ 169,474	$ (3,972)	$ 452,446	$ 447,038	$ (5,408)

As of December 31, 2020, fixed maturities, comprised of 103 securities, accounted for approximately 96% of the Company's total unrealized loss amount. The securities were primarily related to US. government agency securities, commercial mortgage-back securities, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2020, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2020 was primarily attributable to widening credit spreads on higher yielding corporate securities and asset-backed securities.

Most of the securities depressed for twelve months or more primarily related to collateralized loan obligations and corporate securities concentrated in the energy sector. Collateralized loan obligations were primarily depressed because current market spreads are wider than spreads at the securities respective purchase dates. Corporate securities were depressed because of an

26

increase in interest rate and/or the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2020, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2020. As of December 31, 2019, fixed maturities, comprised of 145 securities, accounted for approximately 87% of the Company’s total unrealized loss amount. The securities were primarily related to collateralized debt obligations securities, corporate securities concentrated in the energy sector, and commercial mortgage-backed securities. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2019, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The decrease in unrealized losses during 2019 was primarily attributable to tighter credit spreads. m. Loan-backed and Structured Securities OTTI For the years ended December 31, 2020, 2019 and 2018, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis. n. 5GI Securities A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments. The 5GI securities for the Company are immaterial for the years ended December 31, 2020 and 2019. 4. Fair Value Measurements Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets. The Company's investment manager for the Company's general account (a registered investment adviser under the Investment Advisers Act of 1940), with oversight by the Company's Investment Management Department and its Finance and Investment Committee ("FIC"), a committee co-chaired by the Chief Investment Officer and the Chief Risk Officer of the Company, estimates the fair value for financial assets held in the Company's general account and guaranteed separate accounts based on the framework established in the fair value accounting guidance. The Company reviews its investment manager's pricing policy on a periodic basis, with any changes to be approved by the FIC. The Company reserves the right to take exception to its investment manager's pricing of a particular asset and, with FIC's approval, to adjust the price received from its investment manager for that particular asset. The Company estimates the fair value for financial liabilities based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3) Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities. Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to 27 determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges. In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers. The following table presents assets and (liabilities) carried at fair value by hierarchy level: As of December 31, 2020 (Amounts in thousands) Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) Net Asset Value (NAV) Total a. Assets accounted for at fair value All other corporate bonds – asset-backed $ — $ — $ 1 $ — $ 1 Common stocks - unaffiliated 6,665 — 1,561 — 8,226 Cash equivalents 156,240 — — — 156,240 Total bonds and stocks 162,905 — 1,562 — 164,467 Derivative assets Interest rate derivatives — 6,056 — — 6,056 Macro hedge program — 47,962 142,247 — 190,209 Total derivative assets — 54,018 142,247 — 196,265 Separate Account assets [1] 28,421,105 — — — 28,421,105 Total assets accounted for at fair value $ 28,584,010 $ 54,018 $ 143,809 $ — $ 28,781,837 b. Liabilities accounted for at fair value Derivative liabilities Foreign exchange derivatives $ — $ (1,900) $ — $ — (1,900) Interest rate derivatives — (8,312) — — (8,312) Macro hedge program — (38,732) (389,025) — (427,757) Total liabilities accounted for at fair value $ — $ (48,944) $ (389,025) $ — $ (437,969) [1] Excludes approximately $9.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements). 28

(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
	As of December 31, 2019				
a. Assets accounted for at fair value					
All other corporate bonds – asset-backed	$ —	$ —	$ 8	—	$ 8
Common stocks - unaffiliated	8,128	—	1,961	—	10,089
Cash equivalents	91,245	—	—	—	91,245
Total bonds and stocks	99,373	—	1,969	—	101,342
Derivative assets					
Interest rate derivatives	—	2,916	—	—	2,916
Foreign exchange derivatives	—	82	—	—	82
GMWB hedging instruments	—	54,452	23,268	—	77,720
Macro hedge program	—	—	80,986	—	80,986
Total derivative assets	—	57,450	104,254	—	161,704
Separate Account assets [1]	27,235,285	—	—	—	27,235,285
Total assets accounted for at fair value	$ 27,334,658	$ 57,450	$ 106,223	$ —	$ 27,498,331
b. Liabilities accounted for at fair value					
Derivative liabilities					
Foreign exchange derivatives	—	(487)	—	—	(487)
Interest rate derivatives	—	(9,287)	—	—	(9,287)
GMWB hedging instruments	—	(13,278)	(1,756)	—	(15,034)
Macro hedge program	—	—	(154,947)	—	(154,947)
Total liabilities accounted for at fair value	$ —	$ (23,052)	$ (156,703)	$ —	$ (179,755)

[1] Excludes approximately $8.5 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee of the Company's investment manager, which is a cross-functional group of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee of the Company's investment manager, a Securities Valuation Group and a Derivatives Valuation Group, which include various investment, operations, accounting, compliance and risk management professionals that meet on a regular basis, to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

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In addition, the Finance and Investment Committee of the Company, co-chaired by its Chief Investment Officer and Chief Financial Officer, is responsible for the approval and monitoring of the Valuation Policy of the Company as well as the adjudication of any valuation disputes thereunder. The Valuation Policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The Finance and Investment Committee meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals. Bonds and Stocks The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment manager using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit. Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. The Company's investment manager utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment manager develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price. The Company's investment manager performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment manager ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment manager determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment manager. The Company's investment manager conducts other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also, on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment manager feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades. The Company's investment manager has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services 30 are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data. Derivative Instruments Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations. The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company's investment manager compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities. Valuation Inputs for Investments For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion: Level 2 The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks. Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable. State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements. 31

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Equity derivatives - Primary inputs include equity index levels.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3 Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility and swap yield curves beyond observable limits.

Separate Account assets

Non-guaranteed Separate Account assets are primarily invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations. As of December 31, 2020 and December 31, 2019, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)			December 31, 2020			
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program						
Equity options [2]	246,778	Option model	Equity volatility	—%	53%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)			December 31, 2019			
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments						
Equity options	$ 78	Option model	Equity volatility	37%	39%	Increase
Customized swaps	21,434	Discounted cash flows	Equity volatility	11%	23%	Increase
Macro hedge program						
Equity options [2]	(74,333)	Option model	Equity volatility	11%	35%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

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[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2020 and 2019, no significant adjustments were made by the Company to broker prices received.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2020 and 2019:

				Total Realized/ Unrealized Gains (Losses) Included in:					
(Amounts in thousands)	Fair Value as of Jan.1, 2020	Transfers into Level 3 [2]	Transfers out of Level 3 [2]	Net Income [1]	Surplus	Purchases/ Increases	Sales/ Decreases	Settlements	Fair Value as of Dec. 31, 2020
Assets									
All other corporate bonds – asset-backed	$ 8	$ —	$ —	$ —	$ 19	$ —	$ —	$ (26)	$ 1
Common stocks - unaffiliated	1,961	—	—	—	—	7	(407)	—	1,561
Total bonds and stocks	1,969	—	—	—	19	7	(407)	(26)	1,562
Derivatives									
GMWB hedging instruments	21,512	—	—	—	(21,512)	—	—	—	—
Total derivatives [3]	21,512	—	—	—	(21,512)	—	—	—	—
Total assets	$ 23,481	$ —	$ —	$ —	$ (21,493)	$ 7	$ (407)	$ (26)	$ 1,562
Liabilities									
Derivatives									
Macro hedge program	$ (73,961)	$ —	$ —	$ (191,158)	$ 251,472	$ (69,653)	$ —	$ (163,478)	$ (246,778)
Total derivatives (3)	(73,961)	—	—	(191,158)	251,472	(69,653)	—	(163,478)	(246,778)
Total liabilities	$ (73,961)	$ —	$ —	$ (191,158)	$ 251,472	$ (69,653)	$ —	$ (163,478)	$ (246,778)

[1] All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2] Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

				Total Realized/ Unrealized Gains (Losses) Included in:					
(Amounts in thousands)	Fair Value as of Jan. 1, 2019	Transfers into Level 3 [2]	Transfers out of Level 3 [2]	Net Income [1]	Surplus	Purchases/ Increases	Sales/ Decreases	Settlements	Fair Value as of Dec. 31, 2019
Assets									
All other corporate bonds – asset-backed	$ 44	$ —	$ —	$ —	$ 3	$ —	$ —	$ (39)	$ 8
Common stocks - unaffiliated	3,409	—	—	—	—	—	(1,448)	—	1,961
Total bonds and stocks	3,453	—	—	—	3	—	(1,448)	(39)	1,969
Derivatives									
GMWB hedging instruments	21,489	—	—	—	23	—	—	—	21,512
Macro hedge program	199,257	—	—	(1,472)	(273,518)	1,852	—	(80)	(73,961)
Total derivatives [3]	220,746	—	—	(1,472)	(273,495)	1,852	—	(80)	(52,449)
Total assets	$ 224,199	$ —	$ —	$ (1,472)	$ (273,492)	$ 1,852	$ (1,448)	$ (119)	$ (50,480)

[1] All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

33

[2] Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3] Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2020						
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets							
Bonds - unaffiliated	$ 5,442,164	$ 4,571,087		$ 5,220,741	$ 221,423	$ —	$ —
Preferred stocks - unaffiliated	6,798	6,639	—	6,798	—	—	—
Common stocks - unaffiliated	8,226	8,226	6,665	—	1,561	—	—
Mortgage loans	815,453	766,623	—	—	815,453	—	—
Cash, cash equivalents and short-term investments - unaffiliated	289,838	289,851	259,308	22,022	8,508	—	—
Derivative related assets	220,861	196,265	—	78,614	142,247	—	—
Contract loans	95,042	95,042	—	—	95,042	—	—
Surplus debentures	49,059	36,401	—	41,566	7,493	—	—
Low-income housing tax credits	150	150	—	—	150	—	—
Separate Account assets [1]	28,421,105	28,421,105	28,421,105	—	—	—	—
Total assets	$ 35,348,696	$ 34,391,389	$ 28,687,078	$ 5,369,741	$ 1,291,877	$ —	$ —
Liabilities							
Liability for deposit-type contracts	$ (199,265)	$ (199,265)	$ —	$ —	$ (199,265)	$ —	$ —
Derivative related liabilities	(437,410)	$ (437,969)	—	(48,385)	(389,025)	—	—
Separate Account liabilities	(28,421,105)	(28,421,105)	(28,421,105)	—	—	—	—
Total liabilities	$ (29,057,780)	$ (29,058,339)	$ (28,421,105)	$ (48,385)	$ (588,290)	$ —	$ —

[1] Excludes approximately $9.2 million, at December 31, 2020, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

34

(Amounts in thousands)	December 31, 2019						
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value(NAV)	Not Practicable (Carrying Value)
Assets							
Bonds - unaffiliated	$ 5,130,735	$ 4,549,159	$ —	$ 4,977,498	$ 153,237	$ —	$ —
Preferred stocks - unaffiliated	2,280	2,272	—	2,280	—	—	—
Common stocks - unaffiliated	10,445	10,445	—	—	10,445	—	—
Mortgage loans	876,744	843,321	—	—	876,744	—	—
Cash, cash equivalents and short-term investments - unaffiliated	409,603	409,620	208,839	197,812	2,952	—	—
Derivative related assets	164,205	161,704	—	59,951	104,254	—	—
Contract loans	99,926	99,926	—	—	99,926	—	—
Surplus debentures	47,623	36,481	—	41,144	6,479	—	—
Low-income housing tax credits	285	285	—	—	285	—	—
Separate Account assets [1]	27,235,285	27,235,285	27,235,285	—	—	—	—
Total assets	$ 33,977,131	$ 33,348,498	$ 27,444,124	$ 5,278,685	$ 1,254,322	$ —	$ —
Liabilities							
Liability for deposit-type contracts	$ (204,233)	$ (216,142)	$ —	$ —	$ (204,233)	$ —	$ —
Derivative related liabilities	(182,969)	(179,755)	—	(26,266)	(156,703)	—	—
Separate Account liabilities	(27,235,285)	(27,235,285)	(27,235,285)	—	—	—	—
Total liabilities	$ (27,622,487)	$ (27,631,182)	$ (27,235,285)	$ (26,266)	$ (360,936)	$ —	$ —

[1] Excludes approximately $8.5 million, at December 31, 2019, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2020 and 2019 the Company had no investments where it was not practicable to estimate fair value.

5. Income Taxes

A. The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1

		2020		
		Ordinary	Capital	Total
(a)	Gross DTA	$ 160,161,099	$ 9,082,789	$ 169,243,888
(b)	Statutory valuation allowance adjustments			—
(c)	Adjusted gross DTA	160,161,099	9,082,789	169,243,888
(d)	Deferred tax assets nonadmitted	23,214,741	152,217	23,366,958
(e)	Subtotal net admitted deferred tax assets	136,946,358	8,930,572	145,876,930
(f)	Deferred tax liabilities	30,360,608	35,980,322	66,340,930
(g)	Net admitted deferred tax asset/(net deferred tax liability)	$ 106,585,750	$ (27,049,750)	$ 79,536,000

35

2

	2020		
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 :			
(a) Federal income taxes paid in prior years recoverable by carrybacks	$ —	$ —	$ —
(b) Adjusted gross DTA expected to be realized	70,605,428	8,930,572	79,536,000
(1) DTAs expected to be realized after the balance sheet date	70,605,428	8,930,572	79,536,000
(2) DTAs allowed per limitation threshold	XXX	XXX	81,323,076
(c) DTAs offset against DTLs	66,340,930	—	66,340,930
(d) DTAs admitted as a result of application of SSAP No. 101	$ 136,946,358	$ 8,930,572	$ 145,876,930

3

(a) Ratio % used to determine recovery period and threshold limitation	578%
(b) Adjusted capital and surplus used to determine 2(b) thresholds	542,153,840

4

	2020	
	Ordinary	Capital
Impact of Tax Planning Strategies:		
(a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %.		
(1) Adjusted gross DTAs amount from Note 5A1c	$ 160,161,099	$ 9,082,789
(2) % of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	19 %	0 %
(3) Net admitted adj. gross DTAs amount from Note 5A1e	$ 136,946,358	$ 8,930,572
(4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies	25 %	100 %
(b) Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1

	2019		
	Ordinary	Capital	Total
(a) Gross DTA	$ 207,778,489	$ 8,179,224	$ 215,957,713
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross DTA	207,778,489	8,179,224	215,957,713
(d) Deferred tax assets nonadmitted	53,378,986	—	53,378,986
(e) Subtotal net admitted deferred tax assets	154,399,503	8,179,224	162,578,727
(f) Deferred tax liabilities	8,316,939	26,529,049	34,845,988
(g) Net admitted deferred tax asset/(net deferred tax liability)	$ 146,082,564	$ (18,349,825)	$ 127,732,739

2

	2019		
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 :			
(a) Federal income taxes paid in prior years recoverable by carrybacks	$ —	$ —	$ —
(b) Adjusted gross DTA expected to be realized	119,553,515	8,179,224	127,732,739
(1) DTAs expected to be realized after the balance sheet date	128,611,519	8,179,224	136,790,743
(2) DTAs allowed per limitation threshold	XXX	XXX	151,307,353
(c) DTAs offset against DTLs	34,845,988	—	34,845,988
(d) DTAs admitted as a result of application of SSAP No. 101	$ 154,399,503	$ 8,179,224	$ 162,578,727

3

(a) Ratio % used to determine recovery period and threshold limitation	990%
(b) Adjusted capital and surplus used to determine 2(b) thresholds	851,551,595

36

4

	2019	
	Ordinary	Capital
Impact of Tax Planning Strategies:		
(a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %.		
(1) Adjusted gross DTAs amount from Note 5A1c	$ 207,778,489	$ 8,179,224
(2) % of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	16 %	24 %
(3) Net admitted adj. gross DTAs amount from Note 5A1e	$ 154,399,503	$ 8,179,224
(4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies	17 %	100 %
(b) Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1

	Change During 2020		
	Ordinary	Capital	Total
(a) Gross DTA	$ (47,617,390)	$ 903,565	$ (46,713,825)
(b) Statutory valuation allowance adjustments	—	—	—
(c) Adjusted gross DTA	(47,617,390)	903,565	(46,713,825)
(d) Deferred tax assets nonadmitted	(30,164,245)	152,217	(30,012,028)
(e) Subtotal net admitted deferred tax assets	(17,453,145)	751,348	(16,701,797)
(f) Deferred tax liabilities	22,043,669	9,451,273	31,494,942
(g) Net admitted deferred tax asset/(net deferred tax liability)	$ (39,496,814)	$ (8,699,925)	$ (48,196,739)

2

	Change During 2020		
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 :			
(a) Federal income taxes paid in prior years recoverable by carrybacks	$ —	$ —	$ —
(b) Adjusted gross DTA expected to be realized	(48,948,087)	751,348	(48,196,739)
(1) DTAs expected to be realized after the balance sheet date	(58,006,091)	751,348	(57,254,743)
(2) DTAs allowed per limitation threshold	XXX	XXX	—
(c) DTAs offset against DTLs	31,494,942	—	31,494,942
(d) DTAs admitted as a result of application of SSAP No. 101	$ (17,453,145)	$ 751,348	$ (16,701,797)

3

(a) Ratio % used to determine recovery period and threshold limitation	(41,155)%
(b) Adjusted capital and surplus used to determine 2(b) thresholds	(309,397,755)

4

	Change During 2020	
	Ordinary	Capital
Impact of Tax Planning Strategies:		
(a) Determination of adjusted gross DTA and net admitted DTA, by tax character as a %.		
(1) Adjusted gross DTAs amount from Note 5A1c	$ (47,617,390)	$ 903,565
(2) % of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	3 %	(24)%
(3) Net admitted adj. gross DTAs amount from Note 5A1e	$ (17,453,145)	$ 751,348
(4) % of net admitted adjusted gross DTAs by tax character admitted because of the impact of planning strategies	8 %	0 %

B. DTLs are not recognized for the following amounts:

Not Applicable.

C. Significant Components of Income Taxes Incurred

37

1. The components of current income tax (benefit)/expense are as follows:

	2020	2019	Change
(a) Federal	$ (65,215,649)	$ (27,159,346)	$ (38,056,303)
(b) Foreign	—	—	—
(c) Subtotal	(65,215,649)	(27,159,346)	(38,056,303)
(d) Federal income tax on net capital gains	8,227,481	4,097,605	4,129,876
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred	$ (56,988,168)	$ (23,061,741)	$ (33,926,427)

2. The main components of the period end deferred tax amounts and the change in those components are as follows:

	2020	2019	Change
DTA: Ordinary			
Policyholder reserves	$ 44,070,724	$ 47,790,680	$ (3,719,956)
Deferred acquisition costs	64,070,309	51,599,427	12,470,882
Compensation and benefits	2,067,883	1,860,241	207,642
Investments	8,237,019	3,227,758	5,009,261
Net operating loss carryforward	25,474,445	91,720,657	(66,246,212)
Tax credit carryforward	10,245,603	5,641,743	4,603,860
Other	5,995,116	5,937,983	57,133
Subtotal: DTA Ordinary	160,161,099	207,778,489	(47,617,390)
Ordinary statutory valuation allowance	—	—	—
Total adjusted gross ordinary DTA	160,161,099	207,778,489	(47,617,390)
Nonadmitted ordinary DTA	23,214,741	53,378,986	(30,164,245)
Admitted ordinary DTA	136,946,358	154,399,503	(17,453,145)
DTA: Capital			
Investments	9,082,789	8,179,224	903,565
Subtotal: DTA Capital	9,082,789	8,179,224	903,565
Capital statutory valuation allowance		—	—
Total adjusted gross capital DTA	9,082,789	8,179,224	903,565
Nonadmitted capital DTA	152,217	—	152,217
Admitted capital DTA	8,930,572	8,179,224	751,348
Total Admitted DTA	$ 145,876,930	$ 162,578,727	$ (16,701,797)
DTL: Ordinary			
Investments	$ 24,815,982	$ —	$ 24,815,982
Deferred and uncollected premium	—	—	—
Policyholder reserves	5,544,626	8,316,939	(2,772,313)
Other	—	—	—
Gross DTL ordinary	30,360,608	8,316,939	22,043,669
DTL: Capital			
Investments	35,980,322	26,529,049	9,451,273
Other	—	—	—
Gross DTL capital	35,980,322	26,529,049	9,451,273
Total DTL	66,340,930	34,845,988	31,494,942
Net adjusted DTA/(DTL)	$ 79,536,000	$ 127,732,739	$ (48,196,739)
Adjust for the change in deferred tax on unrealized gains/losses			8,995,158
Adjust for the change in nonadmitted deferred tax			(30,012,028)
Adjusted change in net deferred Income Tax			$ (69,213,609)

38

D. Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

	2020 Tax effect	% of Pre-tax income $ (9,893,389)	2019 Tax effect	% of Pre-tax income $ 373,147,559	2018 Tax effect	% of Pre-tax income $ 102,581,087
Statutory tax	$ (2,077,612)	21.00 %	$ 78,360,987	21.00 %	$ 21,542,028	21.00 %
Tax preferred investments	(11,683,415)	118.09 %	(15,155,890)	(4.06)%	(97,684,555)	(95.23)%
Interest maintenance reserve	3,088,775	(31.22)%	2,636,910	0.71 %	11,294,233	11.01 %
Amortization of inception gain	(4,974,717)	50.28 %	(4,974,717)	(1.33)%	(4,974,717)	(4.85)%
VA Hedge Reclass	6,485,579	(65.55)%	(69,620,431)	(18.66)%	36,663,594	35.74 %
Additional actuarial reserve	—	— %	11,948,337	3.20 %	—	— %
Prior period adjustments	24,756,222	(250.23)%	4,362,507	1.17 %	46,412,127	45.24 %
Tax Reform	—	— %	—	— %	(664,934)	(0.65)%
Change in deferred tax on non-admitted assets	(76,362)	0.77 %	655,045	0.18 %	(1,463,302)	(1.43)%
Intercompany settlement of DTA	—	— %	—	— %	267,104,472	260.38 %
Foreign related investments	(3,476,000)	35.13 %	(3,160,000)	(0.85)%	—	— %
All other	182,971	(1.85)%	84,922	2.00 %	(7,014,807)	(6.82)%
Total statutory income tax	12,225,441	(123.58)%	5,137,670	1.38 %	271,214,139	264.39 %
Federal and foreign income taxes incurred	(56,988,168)	576.02 %	(23,061,741)	(6.18)%	37,534,914	36.59 %
Change in net deferred income taxes	69,213,609	(699.60)%	28,199,411	7.56 %	233,679,225	227.80 %
Total statutory income tax	$ 12,225,441	(123.58)%	$ 5,137,670	1.38 %	$ 271,214,139	264.39 %

E. Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2020, the Company had $121,306,880 of net operating loss carryforwards which expire between 2028 and 2030, and $10,245,603 of foreign tax credit carryovers which expire between 2028 and 2030.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2020	—
2019	—
2018	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2020.

F. Consolidated Federal Income Tax Return

1. The Company's federal income tax return is consolidated within TL's consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
American Maturity Life Insurance Company

2. Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

39

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $62,741,182 and $18,544,854 respectively, as of December 31, 2020 and $55,758,749 and $8,346,847 respectively, as of December 31, 2019.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2020		Direct		Assumed		Ceded		Net
Aggregate reserves for future benefits	$	18,554,505,102	$	881,152,754	$	(14,570,720,964)	$	4,864,936,892
Liability for deposit-type contracts		1,001,789,492		211,245		(802,735,820)		199,264,917
Policy and contract claim liabilities		238,345,043		25,774,263		(235,999,674)		28,119,632
Premium and annuity considerations		880,100,276		83,906,116		(828,502,897)		135,503,495
Death, annuity, disability and other benefits		1,475,763,618		116,452,362		(1,280,400,605)		311,815,375
Surrenders and other fund withdrawals		2,805,063,678		174,708,943		(424,779,670)		2,554,992,951

2019		Direct		Assumed		Ceded		Net
Aggregate reserves for future benefits	$	18,147,479,094	$	911,775,436	$	(14,086,416,027)	$	4,972,838,503
Liability for deposit-type contracts		1,100,972,887		1,581,507		(886,412,156)		216,142,238
Policy and contract claim liabilities		212,998,764		21,177,790		(210,465,997)		23,710,557
Premium and annuity considerations		929,895,496		86,020,928		(895,909,672)		120,006,752
Death, annuity, disability and other benefits		1,439,811,752		124,279,834		(1,275,376,109)		288,715,477
Surrenders and other fund withdrawals		3,387,486,154		182,415,714		(472,619,284)		3,097,282,584

2018		Direct		Assumed		Ceded		Net
Aggregate reserves for future benefits	$	18,158,158,608	$	945,895,582	$	(13,870,725,332)	$	5,233,328,858
Liability for deposit-type contracts		1,204,076,689		247,955,369		(976,688,549)		475,343,509
Policy and contract claim liabilities		152,006,971		25,022,229		(149,662,542)		27,366,658
Premium and annuity considerations		1,026,148,635		90,521,601		(2,735,139,940)		(1,618,469,704)
Death, annuity, disability and other benefits		1,263,080,747		107,257,969		(1,027,017,105)		343,321,611
Surrenders and other fund withdrawals		3,898,586,530		175,281,904		(526,234,814)		3,547,633,620

a. External reinsurance

Immediately following the close of the Talcott Resolution sale transaction (see Note 1), the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. Pursuant to the reinsurance agreements, the Company ceded, on an 85% quota share basis, the Company's variable and fixed payout annuity contracts and period certain structured settlement contracts. Additionally, standard lives structured settlement contracts were ceded on a 75% quota share basis. The net impact of this reinsurance transaction on the Company's results of operations and financial condition included the transfer of reserves, deposit liabilities and IMR totaling approximately $2.5 billion, offset by cash and invested assets totaling $2.7 billion at market value. The Company realized gains of $258 million and received a ceding commission of $141 million, before tax. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2020 and 2019, respectively.

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on our financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2020, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company's capital and surplus. The concentrations, which are actively

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monitored, are as follows: reserve credits totaling $13.3 billion for Prudential Financial Inc. ("Prudential") offset by $12.1 billion of market value of assets held in trust, for a net exposure of $1.2 billion. In addition, reserve credits totaling $2.0 billion for Commonwealth Annuity and Life Insurance Company are offset by $2.5 billion of market value of assets held in trust, for no net exposure. As of December 31, 2019, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $12.7 billion for Prudential offset by $10.8 billion of market value of assets held in trust, for a net exposure of $1.9 billion. In addition, reserve credits totaling $2.2 billion for Commonwealth Annuity and Life Insurance Company offset by $2.6 billion of market value of assets held in trust, for no net exposure. The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $43,673,148 in 2020, an increase of $12,370,401 from the 2019 balance of $31,302,747. The total amount of reinsurance credits taken for this agreement was $55,282,466 in 2020, an increase of $15,658,736 from the 2019 balance of $39,623,730. On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. As part of this transaction a reinsurance gain of approximately $600 million, before tax, was deferred and will be amortized over 20 years as earnings are estimated to emerge from the business reinsured. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and decreases of gain on inforce reinsurance on the Statements of Changes in Capital and Surplus, totaled $19.0 million for 2020, 2019 and 2018, respectively. b. Reinsurance Assumed from Affiliates TL and TLA received approval from the State of Connecticut Department of Insurance in January 2018, to enter into an assumption reinsurance agreement effective February 1, 2018. Pursuant to this agreement, TL transferred approximately $4.6 billion of reserves and $0.1 billion of associated IMR liability along with cash and invested assets with a book value totaling $4.7 billion, equal to the liabilities, to TLA. This assumption reinsurance transaction was considered a non- economic transaction and TLA and TL received no material impacts to surplus as a result of this transaction. Assumption reinsurance is reported as direct reserves in the table above. 7. Related Party Transactions Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. The Company reported $0 and $176 as receivables from parent, subsidiaries and affiliates as of December 31, 2020 and 2019, respectively. The Company reported $10,779,853 and $131,359,329 as payable to parents, subsidiaries and affiliates as of December 31, 2020 and 2019, respectively. Amounts are settled in accordance with terms of the agreements. Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the “Liquidity Agreement”) with TLA. The Liquidity Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding notes as of December 31, 2020 and 2019. As part of the Talcott Resolution sale transaction (see Note 1), the Company funded a pre-closing return of capital to TL totaling $309.5 million. This return of capital included amounts that HHI paid to the Company and its affiliated for certain assets that were transferred to HHI related to the reallocation of alternative minimum tax credits and other tax settlements. In 41 addition, as part of the agreement, HHI reimbursed the Company for leakage as defined in the agreement be contributing capital totaling $37.6 million to the Company before closing.

On September 18, 2020, TLA paid a dividend of $400,000,000 to TL, the Company's parent.

On September 16, 2019, Talcott Resolution received permission from the Department to pay an extraordinary dividend (as a return of capital) of $250,000,000 from TLA to TL. TLA paid the dividend on September 17, 2019.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

As of June 1, 2018, Talcott Resolution Life Insurance Company adopted a investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401 (k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Savings Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The costs allocated to the Company for the years ended December 31, 2020 and 2019 were immaterial.

The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2020 and 2019.

9. Debt

The Company is a member of the Federal Home Loan Bank of Boston ("FHLB"). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is classified within Common and preferred stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2020 and 2019, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2020 and 2019, the Company's pledge limits were $155 million and $245 million. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

FHLB Capital Stock - Aggregate Totals

As of December 31, 2020

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$ —	—	—
b.	Membership Stock - Class B	1,560,700	1,560,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,560,700	1,560,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$ 155,000,000	155,000,000	—

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As of December 31, 2019

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$ —	—	—
b.	Membership Stock - Class B	1,961,300	1,961,300	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,961,300	1,961,300	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$ 245,000,000	245,000,000	—

Membership Stock (Class A and B) Eligible for Redemption as of December 31, 2020

Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	Eligible for Redemption			
				3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1	Class A	$ —	$ —	$ —	$ —	$ —	$ —
2	Class B	1,560,700	1,418,720	—	141,980	—	—

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the "Commissioner"), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. Dividends paid totaled $400 million and $250 million (as a return of capital) in 2020 and 2019, respectively. For additional information, see Note 7. No dividends were paid in 2018. With respect to dividends to its parent, TL, the Company's dividend limitation under the holding company laws of Connecticut is $334,109,047 in 2021.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:

	2020	2019
Unrealized capital losses, gross of tax	$ (224,889,772)	$ (298,629,852)
Asset valuation reserve	(134,693,701)	(128,507,852)
Nonadmitted asset values	(40,454,760)	(70,109,152)
Separate Account expense allowance	33,780,546	43,935,527

11. Separate Accounts

The Company maintained Separate Account assets totaling $28,430,266,880 and $27,243,815,730 as of December 31, 2020 and 2019, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

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The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2020 and 2019, the Company's Separate Account statement included legally insulated assets of $28,430,266,880 and $27,243,815,730, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company's Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $515,178,848, $533,685,441 and $575,989,832 for the years ended December 31, 2020, 2019 and 2018, respectively, and are recorded as a component of fee income on the Company's Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2020 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the year ended December 31, 2020	$ —	$ —	$ —	$ 285,780,328	$ 285,780,328
Reserves at year-end:					
For accounts with assets at:					
Fair value	$ —	$ —	$ —	$28,369,933,867	$ 28,369,933,867
Amortized cost	—	—	—	—	—
Total reserves	$ —	$ —	$ —	$ 28,369,933,867	$ 28,369,933,867
By withdrawal characteristics:					
Subject to discretionary withdrawal	$ —	$ —	$ —	$ —	$ —
With market value adjustment	—	—	—	—	—
At book value without market value adjustment and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	28,048,820,141	28,048,820,141
At book value without market value adjustment and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	28,048,820,141	28,048,820,141
Not subject to discretionary withdrawal	—	—	—	321,113,726	321,113,726
Total	$ —	$ —	$ —	$ 28,369,933,867	$ 28,369,933,867

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2020	December 31, 2019	December 31, 2018
Transfer to Separate Accounts	285,780,328	$ 293,283,966	$ 320,805,640
Transfer from Separate Accounts	2,882,960,715	3,388,130,028	3,836,797,059
Net Transfer from Separate Accounts	(2,597,180,387)	(3,094,846,062)	(3,515,991,419)
Internal exchanges and other Separate Account activity	(7,948,104)	(8,041,963)	(11,772,160)
Transfer from Separate Accounts on the Statements of Operations	$ (2,605,128,491)	$ (3,102,888,025)	$ (3,527,763,579)

12. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

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b. Guaranty Funds In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2020, 2019, and 2018. The Company had immaterial guaranty fund receivables as of December 31, 2020 and 2019, respectively. c. Contingent Commitments As of December 31, 2020 and 2019, the Company has outstanding commitments totaling $283,651,910 and $227,227,134, respectively, of which $232,421,082 and $179,967,557, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2020 and 2019, $47,560,178 and $29,402,077, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $3,670,650 and $17,857,500 are related to various funding obligations associated with private placement securities, as of December 31, 2020 and 2019, respectively. Detail of Other Contingent Commitments 1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement 2 Liability Recognition of Guarantee 3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required 4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make 5 Current Status of Payment or Performance Risk of Guarantee Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018. As of December 31, 2020 and December 31, 2019, no liability was recorded for this guarantee, as TCB was able to meet these policyholder obligations.. $ — Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other Unlimited (1) The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered. (1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement. d. Leases Transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $1,088,395, $1,020,253 and $1,196,952 in 2020. 2019 and 2018, respectively. Future minimum rental commitments are immaterial. The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut. e. Tax Matters 45

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2016, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company recorded benefits of $11,683,415, $14,693,111, and $25,866,633 related to the Separate Account DRD for the years ended December 31, 2020, 2019, and 2018, respectively. 13. Subsequent Events On January 18, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC, and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. As part of the transaction, the Company will have new indirect owners. The Company has evaluated events subsequent to December 31, 2020, through April 8, 2021, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company. 46